MAY 1, 1999
(As Revised November 1, 1999)


PROSPECTUS


KEMPER DESTINATIONS
A Tax-Deferred Variable,
Fixed and Market Value-Adjusted Annuity
Issued by Kemper Investors
Life Insurance Company


[KEMPER ANNUITIES LOGO]
Long-term investing in a short-term world(SM)

                                 PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
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                         INDIVIDUAL AND GROUP VARIABLE,
                                FIXED AND MARKET

                        VALUE ADJUSTED DEFERRED ANNUITY
                                   CONTRACTS
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                                   ISSUED BY
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                      AND
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

This prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts of Kemper Investors Life Insurance Company that are designed to provide benefits under retirement plans which may qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on an individual basis are represented by a Certificate. All discussion of "Contracts" includes issued on an individual or group basis.

You may allocate purchase payments to one or more of the variable options, the fixed option or the fixed option subject to a market value adjustment. The
                                                                     (CONTINUED)

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US OR CALLING (847) 550-5500. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 96. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1999, AS REVISED NOVEMBER 1, 1999.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contract currently offers thirty-seven investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios or Funds:

KEMPER VARIABLE SERIES (formerly Investors Fund Series): Kemper Money Market; Kemper Government Securities; Kemper Investment Grade Bond; Kemper Global Income; Kemper Horizon 5; Kemper High Yield; Kemper Horizon 10+; Kemper Total Return; Kemper Horizon 20+; Kemper Index 500; Kemper Value+Growth; Kemper Blue Chip; Kemper International; Kemper Contrarian Value (formerly Kemper Value); Kemper Small Cap Value; Kemper Small Cap Growth; Kemper Growth; Kemper Aggressive Growth; Kemper Technology Growth; Kemper Global Blue Chip; Kemper International Growth and Income; Kemper-Dreman High Return Equity; Kemper-Dreman Financial Services; KVS Focused Large Cap Growth.

SCUDDER VARIABLE LIFE INVESTMENT FUND (CLASS A SHARES): Scudder VLIF Global Discovery; Scudder VLIF Growth and Income; Scudder VLIF International; Scudder VLIF Capital Growth.

JANUS ASPEN SERIES: Janus Aspen Growth; Janus Aspen Growth and Income.

WARBURG PINCUS TRUST: Warburg Pincus Emerging Markets; Warburg Pincus Post-Venture Capital.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

DREYFUS INVESTMENT PORTFOLIOS: MidCap Stock ("Dreyfus MidCap Stock").

THE ALGER AMERICAN FUND: Alger American Leveraged AllCap; Alger American
Balanced.

Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract values allocated to the Fixed account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

TABLE OF CONTENTS
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                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    4
SUMMARY OF EXPENSES.........................................    7
CONDENSED FINANCIAL INFORMATION.............................   13
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................   16
FIXED ACCOUNT OPTION........................................   26
THE CONTRACTS...............................................   27
CONTRACT CHARGES AND EXPENSES...............................   37
THE ANNUITY PERIOD..........................................   40
FEDERAL INCOME TAXES........................................   45
DISTRIBUTION OF CONTRACTS...................................   54
VOTING RIGHTS...............................................   54
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   54
DOLLAR COST AVERAGING.......................................   55
SYSTEMATIC WITHDRAWAL PLAN..................................   56
EXPERTS.....................................................   56
LEGAL MATTERS...............................................   57
SPECIAL CONSIDERATIONS......................................   57
AVAILABLE INFORMATION.......................................   57
BUSINESS....................................................   57
PROPERTIES..................................................   67
LEGAL PROCEEDINGS...........................................   67
SELECTED FINANCIAL DATA.....................................   68
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   69
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS...................   87
EXECUTIVE COMPENSATION......................................   93
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   96
FINANCIAL STATEMENTS........................................   96
CHANGE OF ACCOUNTANTS.......................................   96

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

     COMPANY ("WE", "US", "OUR", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.

     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

     CONTRACT YEAR--Period between anniversaries of the Contract's Date of Issue.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Contract's Date of Issue.

     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract

     Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.

     FUND OR FUNDS--Kemper Variable Series (formerly Investors Fund Series), Scudder Variable Life Investment Fund, Janus Aspen Series, Warburg Pincus Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios and The Alger American Fund including any Portfolios thereunder.

     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.

     GUARANTEED INTEREST RATE--The rate of interest we establish for a given Guarantee Period.

     GUARANTEE PERIOD--The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

     NON-QUALIFIED PLAN CONTRACT--A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

     OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

     PURCHASE PAYMENTS--Amounts paid to us for an Owner.

     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

     SEPARATE ACCOUNT--The KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).

     SUBACCOUNTS--The thirty-seven subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.

     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

     WITHDRAWAL VALUE--Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Statement of Additional Information before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.

The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000. (See "The Contracts," page 27.)

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts selected by the Owner. Each Subaccount invests in one of the following corresponding Portfolios or Funds:

- Kemper Money Market

- Kemper Government Securities

- Kemper Investment Grade Bond

- Kemper Global Income

- Kemper Horizon 5

- Kemper High Yield

- Kemper Horizon 10+

- Kemper Total Return

- Kemper Horizon 20+

- Kemper Index 500

- Kemper Value+Growth

- Kemper Blue Chip

- Kemper International

- Kemper Contrarian Value

- Kemper Small Cap Value

- Kemper Small Cap Growth

- Kemper Growth

- Kemper Aggressive Growth

- Kemper Technology Growth

- Kemper Global Blue Chip

- Kemper International Growth and Income

- Kemper-Dreman High
  Return Equity

- Kemper-Dreman Financial Services

- KVS Focused Large Cap Growth

- Scudder VLIF Global Discovery

- Scudder VLIF Growth and Income

- Scudder VLIF International

- Scudder VLIF Capital Growth

- Janus Aspen Growth

- Janus Aspen Growth and Income

- Warburg Pincus Emerging Markets

- Warburg Pincus Post-Venture Capital

- The Dreyfus Socially Responsible Growth Fund, Inc.

- Dreyfus MidCap Stock

- Alger American Leveraged AllCap

- Alger American Balanced

Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. In our discretion, we may credit interest in excess of 3%. (See "Fixed Account Option," page 26.)

The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three (3). We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods selected by the Owner. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless the Owner timely elects another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 16.)

The investment risk under the Contracts is borne by the Owner, unless Contract Values are allocated to:

     - the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or

     - the Fixed Option and are guaranteed to earn at least 3% interest.

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 31 and 43, respectively.)

An Owner may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 32.)

We do not deduct sales charges from Purchase Payments. Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of Contract Value. If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

        - 7% in the first Contribution Year

        - 6% in the second Contribution Year

        - 5% in the third and fourth Contribution Years

        - 4% in the fifth Contribution Year

        - 3% in the sixth Contribution Year

        - 2% in the seventh Contribution Year

        - 0% thereafter

(See "Withdrawal Charge," page 38.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the "Code"). (See "Federal Income Taxes," page 45.)

Contract charges include:

     - mortality and expense risk

     - administrative expenses

     - records maintenance

     - applicable premium taxes

     - Guaranteed Retirement Income Benefit

(See "Charges Against the Separate Account," page 37.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 45 and "Qualified Plans," page 49.)

An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date the Owner receives the Contract. (See "The Contracts," page 27.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

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                              SUMMARY OF EXPENSES
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 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)
  Mortality and Expense
  Risk....................................       1.25%
  Administration..........................        .15%
  Account Fees and
    Expenses..............................          0%
                                            ---------
  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========
  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE
    Annual Expense (as a percentage of
    Contract Value).......................        .25%

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 (1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. In certain circumstances we may reduce or waive the contingent deferred sales charge.

 (2) We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.

 (3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual Records Maintenance Charge.

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                        SUMMARY OF EXPENSES -- CONTINUED
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 FUND ANNUAL EXPENSES (After Fee Waivers and Expense Reductions)
 (as percentage of each Portfolio's average net assets for the period ended December 31, 1998)

                                     KEMPER     KEMPER        KEMPER          KEMPER
                                     MONEY    GOVERNMENT    INVESTMENT        GLOBAL          KEMPER
                                     MARKET   SECURITIES   GRADE BOND(9)    INCOME(10)     HORIZON 5(9)
                                     ------   ----------   -------------    ----------     ------------
Management Fees....................   .50%       .55%           .60%            .72%           .60%
 Other Expenses....................   .04        .11            .07             .33            .06
 Total Portfolio Annual Expenses...   .54        .66            .67            1.05            .66

                                     KEMPER   KEMPER    KEMPER   KEMPER    KEMPER    KEMPER
                                      HIGH    HORIZON   TOTAL    HORIZON   INDEX     VALUE+
                                     YIELD    10+(9)    RETURN   20+(9)    500(8)   GROWTH(9)
                                     ------   -------   ------   -------   ------   ---------
Management Fees....................   .60%      .60%     .55%      .60%     .26%       .75%
 Other Expenses....................   .05       .04      .05       .07      .29        .03
 Total Portfolio Annual Expenses...   .65       .64      .60       .67      .55        .78

                                      KEMPER                       KEMPER      KEMPER      KEMPER
                                       BLUE         KEMPER       CONTRARIAN   SMALL CAP   SMALL CAP
                                     CHIP(9)     INTERNATIONAL    VALUE(9)    VALUE(9)     GROWTH
                                     -------     -------------   ----------   ---------   ---------
Management Fees...................     .65%           .75%          .75%         .75%        .65%
 Other Expenses...................     .11            .18           .03          .05         .05
 Total Portfolio Annual
   Expenses.......................     .76            .93           .78          .80         .70

                                                                                              KEMPER          KEMPER-
                                                KEMPER          KEMPER         KEMPER      INTERNATIONAL      DREMAN
                                    KEMPER    AGGRESSIVE      TECHNOLOGY     GLOBAL BLUE    GROWTH AND      HIGH RETURN
                                    GROWTH   GROWTH(6)(10)   GROWTH(6)(10)   CHIP(7)(10)   INCOME(7)(10)   EQUITY(7)(10)
                                    ------   -------------   -------------   -----------   -------------   -------------
Management Fees...................   .60%         .67%            .66%          0.00%          0.00%            .42%
 Other Expenses...................   .05          .28             .29           1.56           1.12             .45
 Total Portfolio Annual
   Expenses.......................   .65          .95             .95           1.56           1.12             .87

                           KEMPER-          KVS                        SCUDDER                     SCUDDER
                           DREMAN         FOCUSED     SCUDDER VLIF       VLIF         SCUDDER       VLIF
                          FINANCIAL      LARGE CAP       GLOBAL       GROWTH AND       VLIF        CAPITAL
                       SERVICES(7)(10)   GROWTH(14)   DISCOVERY(11)     INCOME     INTERNATIONAL   GROWTH
                       ---------------   ----------   -------------   ----------   -------------   -------
Management Fees......        .02%           .58%           .91%          .47%           .87%         .47%
 Other Expenses......        .97            .57            .81           .09            .18          .04
 Total Portfolio
   Annual Expenses...        .99           1.15           1.72           .56           1.05          .51
---------------------

                                                                              THE
                                                              WARBURG       DREYFUS
                                     JANUS       WARBURG       PINCUS      SOCIALLY                   ALGER
                         JANUS       ASPEN        PINCUS       POST-      RESPONSIBLE    DREYFUS     AMERICAN     ALGER
                         ASPEN     GROWTH AND    EMERGING     VENTURE       GROWTH       MIDCAP     LEVERAGED    AMERICAN
                       GROWTH(4)   INCOME(4)    MARKETS(5)   CAPITAL(5)   FUND, INC.    STOCK(13)   ALLCAP(12)   BALANCED
                       ---------   ----------   ----------   ----------   -----------   ---------   ----------   --------
Management Fees......     .65%        0.00%         .20%        1.08%         .75%        0.00%         .85%        .75%
 Other Expenses......     .03         1.25         1.20          .32          .05         1.00          .11         .17
 Total Portfolio
   Annual Expenses...     .68         1.25         1.40         1.40          .80         1.00          .96         .92
---------------------

 (4) The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1998 would have been: .72%, .03% and .75%, respectively, for the Growth Portfolio; and .75%, 2.31% and 3.06%, respectively, for the Growth and Income Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.

 (5) The expense figures shown are net of certain fee waivers or reductions from the Portfolios' investment adviser and its affiliates based on actual expenses for fiscal year ended December 31, 1998. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios would have been 1.25%, 6.96% and 8.21%, respectively, for the Emerging Markets Portfolio; and 1.25%, .45% and 1.70%, respectively, for the Post-Venture Capital Portfolio. Fee waivers and expense reimbursements may be discontinued at any time.

 (6) Portfolios commenced operations on 5/1/99. "Other Expenses" have been estimated.

 (7) Portfolios commenced operations on or after 5/1/98. "Other Expenses" have been estimated.

 (8) Portfolio commenced operations after 9/1/99. "Other Expenses" have been estimated. Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the period from commencement of operations to April 30, 2000, to limit their respective fees and to reimburse other operating expenses of the Kemper Index 500 Portfolio to the extent necessary to limit total operating expenses to the level set forth in the table. Without taking into effect this cap, management fees are estimated to be .45%, Other Expenses are estimated to be .29%, and total operating expenses are estimated to be .74%.

 (9) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing May 1, 1999, to limit their respective fees and to reimburse other operating expenses, to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Kemper Value+Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.

(10) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing May 1, 1999, to limit their respective fees and to reimburse other operating expenses, to the extent necessary to limit total operating expenses of the Kemper Aggressive Growth, Kemper Technology Growth, Kemper-Dreman Financial Services, Kemper-Dreman High Return Equity, Kemper International Growth and Income, Kemper Global Blue Chip and Kemper Global Income Portfolios of Kemper Variable Series to the levels set forth in the table above. Without taking into effect these expense caps, for the Aggressive Growth, Technology Growth, Financial Services, High Return Equity, International Growth and Income, Global Blue Chip and Global Income Portfolios of Kemper Variable Series: management fees are estimated to be .75%, .75%, .75%, .75%, 1.00%, 1.00% and .75%. Other Expenses are estimated to be .28%, .29%, .97%, .45%, 18.54%, 11.32%, and .33%, respectively, and total operating expenses are estimated to be 1.03%, 1.04%, 1.72%, 1.20%, 19.54%, 12.32%, and 1.08%, respectively. In addition, for Kemper International Growth and Income and Kemper Global Blue Chip, the investment manager has agreed to limit its management fee to .70% and .85%, respectively, of such portfolios for one year from May 1, 1999.

(11) Until April 10, 1998, the Adviser waived a portion of its management fee to limit the expenses of the Global Discovery Portfolio to 1.50% of the average daily net assets.

(12) Included in Other Expenses is 0.03% of interest expense.

(13) The Dreyfus Corporation has agreed, until December 31, 1999, to waive receipt of its fees and/or assume the expenses of the Portfolio so that expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.00%. Without such waiver and/or assumption, Management Fees, Other Expenses and Total Portfolio Annual Expenses for Dreyfus MidCap Stock for the fiscal year ended December 31, 1998 would have been: .75%, 1.14% and 1.89%, respectively.

(14) Portfolio commenced operations on or after 10/29/99. "Other Expenses" have been estimated. Pursuant to its agreement with Kemper Variable Series, the investment manager agreed, for the period from commencement of operations to April 30, 2000, to limit its fees and to reimburse other operating expenses of the KVS Focused Large Cap Growth Portfolio to the extent necessary to limit total operating expenses to the level set forth in the table. Without taking into effect this cap, management fees are estimated to be .95%, Other Expenses are estimated to be .57%, and total operating expenses are estimated to be 1.52%.

                                    EXAMPLE

                                                       SUBACCOUNT                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       ----------                  ------    -------    -------    --------
If you surrender your Contract at the     Kemper Money Market #1(1)                 $ 92      $116       $152        $228
end of
the periods shown, you would pay the      Kemper Government Securities                93       120        158         241
following expenses on a $1,000            Kemper Investment Grade Bond                93       120        158         242
  investment,
assuming 5% annual return on assets:      Kemper Global Income                        97       131        177         281
                                          Kemper Horizon 5                            93       120        158         241
                                          Kemper High Yield                           93       119        157         240
                                          Kemper Horizon 10+                          93       119        157         239
                                          Kemper Total Return                         93       118        155         234
                                          Kemper Horizon 20+                          93       120        158         242
                                          Kemper Index 500                            92       116         --          --
                                          Kemper Value+Growth                         94       123        164         253
                                          Kemper Blue Chip                            94       123        163         251
                                          Kemper International                        96       128        171         269
                                          Kemper Contrarian Value                     94       123        164         253
                                          Kemper Small Cap Value                      94       124        165         255
                                          Kemper Small Cap Growth                     94       121        160         245
                                          Kemper Growth                               93       119        157         240
                                          Kemper Aggressive Growth                    96       128         --          --
                                          Kemper Technology Growth                    96       128         --          --
                                          Kemper Global Blue Chip                    102       146        202         332
                                          Kemper International Growth                 98       133        181         288
                                            and Income
                                          Kemper-Dreman High Return Equity            95       126        168         263
                                          Kemper-Dreman Financial Services            96       129        174         275
                                          KVS Focused Large Cap Growth                98       134         --          --
                                          Scudder VLIF Global Discovery              103       150        210         347
                                          Scudder VLIF Growth                         92       117        153         230
                                            and Income
                                          Scudder VLIF International                  97       131        177         281
                                          Scudder VLIF Capital Growth                 92       115        150         225
                                          Janus Aspen Growth                          93       120        159         243
                                          Janus Aspen Growth and Income               99       137        187         301
                                          Warburg Pincus Emerging Markets            100       141        194         316
                                          Warburg Pincus Post-Venture Capital         99       139        190         308
                                          The Dreyfus Socially Responsible            94       124         --          --
                                            Growth Fund, Inc.
                                          Dreyfus MidCap Stock                        96       130         --          --
                                          Alger American Leveraged AllCap             96       128         --          --
                                          Alger American Balanced                     96       127         --          --

                                    EXAMPLE

                                                        SUBACCOUNT                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ----------                   ------    -------    -------    --------
                                          Kemper Money Market #1(1)                   $ 20      $ 61       $106        $228
                                          Kemper Government Securities                  21        65        112         241
                                          Kemper Investment Grade Bond                  21        66        112         242
                                          Kemper Global Income                          25        77        132         281
                                          Kemper Horizon 5                              21        65        112         241
                                          Kemper High Yield                             21        65        111         240
                                          Kemper Horizon 10+                            21        65        111         239
                                          Kemper Total Return                           21        63        109         234
                                          Kemper Horizon 20+                            21        66        112         242
                                          Kemper Index 500                              20        62         --          --
                                          Kemper Value+Growth                           22        69        118         253
                                          Kemper Blue Chip                              22        68        117         251
                                          Kemper International                          24        74        126         269
                                          Kemper Contrarian Value                       22        69        118         253
                                          Kemper Small Cap Value                        23        70        119         255
                                          Kemper Small Cap Growth                       22        66        114         245
                                          Kemper Growth                                 21        65        111         240
                                          Kemper Aggressive Growth                      24        74         --          --
                                          Kemper Technology Growth                      24        74         --          --
                                          Kemper Global Blue Chip                       30        93        158         332
                                          Kemper International Growth                   26        79        136         288
                                          and Income
                                          Kemper-Dreman High                            23        72        123         263
                                          Return Equity
                                          Kemper-Dreman Financial Services              24        75        129         275
                                          KVS Focused Large Cap Growth                  26        80         --          --
                                          Scudder VLIF Global Discovery                 32        98        166         347
                                          Scudder VLIF Growth                           20        62        107         230
                                          and Income
                                          Scudder VLIF International                    25        77        132         281
                                          Scudder VLIF Capital Growth                   20        61        104         225
                                          Janus Aspen Growth                            21        66        113         243
                                          Janus Aspen Growth and Income                 27        83        142         301
                                          Warburg Pincus Emerging Markets               29        88        150         316
                                          Warburg Pincus Post-Venture Capital           28        86        146         308
                                          The Dreyfus Socially Responsible              23        70         --          --
                                          Growth Fund, Inc.
                                          Dreyfus MidCap Stock                          25        76         --          --
                                          Alger American Leveraged AllCap               24        74         --          --
                                          Alger American Balanced                       24        73         --          --

If you do not surrender your contract,

you would pay the following expenses

on a $1,000 investment, assuming

5% annual return on assets:

The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation, Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.), The Dreyfus Corporation and Fred Alger Management, Inc., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                        CONDENSED FINANCIAL INFORMATION
The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

Selected data for accumulation units outstanding as of the year ended December 31, 1998:

                                                  1998
ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD*   ----
Kemper Money Market Subaccount #1                10.003
Kemper Money Market Subaccount #2                10.004
Kemper Total Return Subaccount                    9.983
Kemper High Yield Subaccount                     10.003
Kemper Growth Subaccount                          9.889
Kemper Government Securities Subaccount          10.012
Kemper International Subaccount                   9.944
Kemper Small Cap Growth Subaccount**              9.867
Kemper Investment Grade Bond Subaccount***       10.014
Kemper Contrarian Value Subaccount***            10.029
Kemper Small Cap Value Subaccount***              9.943
Kemper Value+Growth Subaccount***                 9.937
Kemper Horizon 20+ Subaccount***                  9.951
Kemper Horizon 10+ Subaccount***                  9.957
Kemper Horizon 5 Subaccount***                    9.974
Kemper Blue Chip Subaccount****                   9.964
Kemper Global Income Subaccount****              10.009
Kemper Aggressive Growth Subaccount*****             --
Kemper Technology Growth Subaccount*****             --
Kemper Global Blue Chip Subaccount                9.989
Kemper International Growth and Income
 Subaccount                                       9.964
Kemper-Dreman High Return Equity Subaccount       9.997
Kemper-Dreman Financial Services Subaccount      10.049
Scudder VLIF Global Discovery Subaccount          9.911
Scudder VLIF Growth and Income Subaccount        10.033
Scudder VLIF International Subaccount             9.972
Scudder VLIF Capital Growth Subaccount            9.985
Janus Aspen Growth Subaccount                     9.912
Janus Aspen Growth and Income Subaccount          9.908
Warburg Pincus Emerging Markets Subaccount        9.755
Warburg Pincus Post-Venture Capital Subaccount    9.882

                                           1998
ACCUMULATION UNIT VALUE AT END OF PERIOD   ----
Kemper Money Market Subaccount #1         10.213
Kemper Money Market Subaccount #2         10.297
Kemper Total Return Subaccount            10.542
Kemper High Yield Subaccount               9.646
Kemper Growth Subaccount                  10.007
Kemper Government Securities Subaccount   10.332
Kemper International Subaccount            9.429
Kemper Small Cap Growth Subaccount**      11.070
Kemper Investment Grade Bond
  Subaccount***                           10.417
Kemper Contrarian Value Subaccount***     10.712
Kemper Small Cap Value Subaccount***       8.431
Kemper Value+Growth Subaccount***         10.697
Kemper Horizon 20+ Subaccount***          10.228
Kemper Horizon 10+ Subaccount***          10.290
Kemper Horizon 5 Subaccount***            10.354
Kemper Blue Chip Subaccount****           10.386
Kemper Global Income Subaccount****       10.755
Kemper Aggressive Growth Subaccount*****      --
Kemper Technology Growth Subaccount*****      --
Kemper Global Blue Chip Subaccount        10.103
Kemper International Growth and Income
  Subaccount                               9.130
Kemper-Dreman High Return Equity
  Subaccount                              10.491
Kemper-Dreman Financial Services
  Subaccount                               9.998
Scudder VLIF Global Discovery Subaccount  10.043
Scudder VLIF Growth and Income
  Subaccount                               9.651
Scudder VLIF International Subaccount      9.837
Scudder VLIF Capital Growth Subaccount    10.823
Janus Aspen Growth Subaccount             11.943
Janus Aspen Growth and Income Subaccount  12.038
Warburg Pincus Emerging Markets
  Subaccount                               7.994
Warburg Pincus Post-Venture Capital
  Subaccount                               9.720

                                                                            1998
NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD (000'S OMITTED)   ----
Kemper Money Market Subaccount #1                                              82
Kemper Money Market Subaccount #2                                              21
Kemper Total Return Subaccount                                                123
Kemper High Yield Subaccount                                                  361
Kemper Growth Subaccount                                                       50
Kemper Government Securities Subaccount                                        77
Kemper International Subaccount                                                56
Kemper Small Cap Growth Subaccount**                                          106
Kemper Investment Grade Bond Subaccount***                                     66
Kemper Contrarian Value Subaccount***                                         110
Kemper Small Cap Value Subaccount***                                          125
Kemper Value+Growth Subaccount***                                              56
Kemper Horizon 20+ Subaccount***                                               46
Kemper Horizon 10+ Subaccount***                                               62
Kemper Horizon 5 Subaccount***                                                 22
Kemper Blue Chip Subaccount****                                               125
Kemper Global Income Subaccount****                                             7
Kemper Aggressive Growth Subaccount*****                                       --
Kemper Technology Growth Subaccount*****                                       --
Kemper Global Blue Chip Subaccount                                             29
Kemper International Growth and Income Subaccount                              25
Kemper-Dreman High Return Equity Subaccount                                   518
Kemper-Dreman Financial Services Subaccount                                   121
Scudder VLIF Global Discovery Subaccount                                       74
Scudder VLIF Growth and Income Subaccount                                     175
Scudder VLIF International Subaccount                                          88
Scudder VLIF Capital Growth Subaccount                                         56
Janus Aspen Growth Subaccount                                                 252
Janus Aspen Growth and Income Subaccount                                      173
Warburg Pincus Emerging Markets Subaccount                                      7
Warburg Pincus Post-Venture Capital Subaccount                                  9

   * Commencement of Offering on June 1, 1998.
  ** Commencement of Offering on May 2, 1994 at initial accumulation unit value of 1.000.
 *** Commencement of Offering on May 1, 1996 at initial accumulation unit value of 1.000.
 **** Commencement of Offering on May 1, 1997 at initial accumulation unit value of 1.000.
***** Commencement of Offering on May 1, 1999 at initial accumulation unit value of 1.000.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY

We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a majority owned (71.67 percent) subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.

THE MVA OPTION

An Owner may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. At our discretion, We may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Scudder Kemper Investments, Inc. ("SKI"), manages our General Account.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest

Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

     - securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

     - debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

     - other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

     - options and futures transactions on fixed income securities.

Our invested assets portfolio at December 31, 1998 included approximately 82.7 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, 2.3 percent in below investment grade (high risk) bonds, 3.9 percent in mortgage loans and other real estate-related investments and 11.1 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. KILICO Money Market Separate Account was initially registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company. On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Thirty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS

The Separate Account invests in shares of the following open-end, management investment companies:

     - Kemper Variable Series (formerly Investors Fund Series)

     - Scudder Variable Life Investment Fund

     - Janus Aspen Series

     - Warburg Pincus Trust

     - The Dreyfus Socially Responsible Growth Fund, Inc.

     - Dreyfus Investment Portfolios

     - The Alger American Fund

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and Warburg Pincus Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The thirty-six Portfolios are summarized below:

KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)

KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal. The Portfolio seeks to maintain a net asset value of $1.00 per share.

KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital.

KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income.

KEMPER GLOBAL INCOME PORTFOLIO seeks to provide high current income consistent with prudent total return asset management.

KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income.

KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER TOTAL RETURN PORTFOLIO seeks high total return, a combination of income and capital appreciation.

KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER INDEX 500 PORTFOLIO seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.*

---------------
* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Scudder Kemper Investments, Inc. The Kemper Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Additional information may be found in the fund's Statement of Additional Information.

KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.

KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income.

KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return.

KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation.

KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.

KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital.

KEMPER AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation.

KEMPER TECHNOLOGY GROWTH PORTFOLIO seeks growth of capital.

KEMPER GLOBAL BLUE CHIP PORTFOLIO seeks long-term growth of capital.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO seeks long-term capital appreciation.

KVS FOCUSED LARGE CAP GROWTH PORTFOLIO seeks growth through long-term capital appreciation.

SCUDDER VARIABLE LIFE INVESTMENT FUND

SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER VLIF CAPITAL GROWTH PORTFOLIO seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

JANUS ASPEN SERIES

JANUS ASPEN GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

JANUS ASPEN GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

WARBURG PINCUS TRUST

WARBURG PINCUS EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing in equity securities of emerging markets.

WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Fund's primary goal is to provide capital growth through investment in common stocks of companies which not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS INVESTMENT PORTFOLIOS

DREYFUS MIDCAP STOCK seeks to provide investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index.

THE ALGER AMERICAN FUND

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation.

ALGER AMERICAN BALANCED PORTFOLIO seeks current income and long-term capital appreciation.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and Statements of Additional Information, available from us upon request.

Scudder Kemper Investments, Inc. ("SKI") is the investment manager for the twenty-four available Portfolios of Kemper Variable Series (formerly Investors Fund Series) and the four available Portfolios of Scudder Variable Life Investment Fund. Bankers Trust Company ("Bankers") is the sub-adviser for the Kemper Index 500 Portfolio. Under the terms of the sub-advisory agreement with SKI, Bankers will handle day-to-day investment and trading functions for the Kemper Index 500 Portfolio. Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of SKI, is the sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Under the terms of the sub-advisory agreement with SKI, Scudder U.K. renders investment advisory and management services with regard to that portion of these Portfolios' assets as may be allocated by SKI to Scudder U.K. from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios. Under the terms of the sub-advisory agreement between SKI and DVM for each such Portfolio, DVM manages the day-to-day investment and trading functions for each such Portfolio. Eagle Asset Management, Inc. ("Eagle") is the sub-adviser for the KVS Focused Large Cap Growth Portfolio. Under the terms of a sub-advisory agreement with SKI, Eagle will handle day-to-day investment and trading functions for the KVS Focused Large Cap Growth Portfolio under the guidance of SKI. Janus Capital Corporation is the investment adviser for the two available Portfolios of the Janus Aspen Series. Credit Suisse Asset Management, LLC (successor investment adviser to Warburg Pincus Asset Management, Inc.) is the investment adviser for the two available Portfolios of the Warburg Pincus Trust. The Dreyfus Corporation ("Dreyfus") is the investment adviser for The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus MidCap Stock. NCM Capital Management Group, Inc. ("NCM") serves as the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc. Fred Alger Management, Inc. ("Alger") serves as the investment adviser for the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

For their services to the Portfolios, the managers receive compensation at the following rates:

KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)

For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Money Market (.50 of 1%), Kemper Government Securities (.55 of 1%), Kemper Investment Grade Bond (.60 of 1%), Kemper Global Income (.75 of 1%), Kemper Horizon 5 (.60 of 1%), Kemper High Yield (.60 of 1%), Kemper Horizon 10+ (.60 of 1%), Kemper Total Return (.55 of 1%), Kemper Horizon 20+ (.60 of 1%), Kemper Index 500 (.45% for the first $200 million, .42% for the next $550 million, .40% for the next $1.25 billion, .38% for the next $3 billion and .35% for amounts over $5 billion), Kemper Value+Growth (.75 of 1%), Kemper Blue Chip (.65 of 1%), Kemper International (.75 of 1%), Kemper Contrarian Value (.75 of 1%), Kemper Small Cap Value (.75 of 1%), Kemper Small Cap Growth (.65 of 1%), Kemper Growth (.60 of 1%), Kemper Global Blue Chip (1% for the first $250 million, .95% for the next $750 million and .90% over $1 billion), Kemper International Growth and Income (1%), Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Aggressive Growth and Kemper Technology Growth (.75% for the first $250 million,
 .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next

$2.5 billion and .62% over $12.5 billion) and KVS Focused Large Cap (.95% for the first $250 million, .925% for the next $250 million, .90% for the next $500 million, .875% for the next $1.5 billion and .85% over $2.5 billion). SKI pays Bankers for its services as sub-adviser for the Kemper Index 500 Portfolio a sub-advisory fee, calculated monthly as a percentage of the Portfolio's average daily net assets, at the annual rate of .08% for the first $200 million, .05% for the next $550 million and .025% over $750 million. The minimum annual fee is set at $100,000; however, the minimum fee does not apply during the first year of the Portfolio's operations. SKI pays Scudder U.K. for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at an annual rate of .35 of 1% and .30 of 1%, respectively, of the average daily net assets of such Portfolios. SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of each Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion. SKI pays Eagle for its services as sub-adviser for the KVS Focused Large Cap Growth Portfolio a sub-advisory fee, calculated monthly as a percentage of the Portfolio's average daily net assets, at the annual rate of .45% for the first $50 million, 40% for the next $250 million and .30% over $300 million.

SCUDDER VARIABLE LIFE INVESTMENT FUND

For its advisory services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:

                                                     PERCENT OF THE AVERAGE
                                                     DAILY NET ASSET VALUES
                     PORTFOLIO                         OF EACH PORTFOLIO
                     ---------                       ----------------------
Scudder VLIF Global Discovery.......................         .975%
Scudder VLIF Growth and Income......................         .475%
Scudder VLIF International
  First $500,000,000................................         .875%
  Over $500,000,000.................................         .725%
Scudder VLIF Capital Growth
  First $500,000,000................................         .475%
  Next $500,000,000.................................         .450%
  Over $1,000,000,000...............................         .425%

================================================================================

JANUS ASPEN SERIES

Janus Capital Corporation receives a monthly advisory fee for the Janus Aspen Growth Portfolio and Janus Aspen Growth and Income Portfolio based on the following schedule (expressed as an annual rate):

     AVERAGE DAILY NET
    ASSETS OF PORTFOLIO       ANNUAL RATE
    -------------------       -----------
First $300,000,000..........     .75%
Next $200,000,000...........     .70%
Over $500,000,000...........     .65%

However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.

WARBURG PINCUS TRUST

Credit Suisse Asset Management, LLC (successor investment adviser to Warburg Pincus Asset Management, Inc.) receives a monthly advisory fee based upon the average daily net assets of each Warburg Pincus Portfolio, as follows: Emerging Markets 1.25% and Post-Venture Capital 1.25%.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
DREYFUS INVESTMENT PORTFOLIOS

Dreyfus receives a monthly advisory fee based upon the average daily net assets of The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus MidCap Stock Portfolio, as follows: .75% and .75%, respectively. Dreyfus pays NCM for its services as sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc. a sub-advisory fee, calculated monthly as a percentage of the Fund's average daily net assets and payable monthly, at an annual rate of .10% for the first $32 million, .15% for the next $118 million, .20% for the next $150 million and .25% over $300 million.

THE ALGER AMERICAN FUND

Alger receives a monthly advisory fee based upon the average daily net assets of the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio, as follows: .85% and .75%, respectively.

CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to an Owner's interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

PERFORMANCE INFORMATION

The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount and Kemper Investment Grade Bond Subaccount may also advertise "yield". The Kemper Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of a Subaccount's future performance.

Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to the most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Kemper Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. Subaccount units are redeemable by an Owner at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units. In addition, nonstandardized total return figures do not include the effect of the Records Maintenance Charge. Thus yield, effective yield and nonstandardized total return figures may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.

The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. At our discretion, we may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

                                 THE CONTRACTS

A. GENERAL INFORMATION.

The minimum initial Purchase Payment is $1,000, and the minimum subsequent payment is $500. The minimum subsequent payment is $100 if an Owner authorizes us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date the Owner receives the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date we receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

During the Accumulation Period, the Owner may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment will subject the Owner to immediate tax liability and may subject the Owner to a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

The Owner designates the Beneficiary. If the Annuitant or Owner dies, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay the Annuitant's or Owner's estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.

The Owner selects the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract, but no later than the second day after we receive the Purchase Payment. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five
(5) business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five (5) day period, we will return the initial Purchase Payment to the Owner, unless the Owner consents to our retaining the Purchase Payment until the application is completed.

We will issue a Contract without a signed application if:

     - a dealer provides us with application information, electronically or in writing

     - we receive the initial Purchase Payment and

     - the Owner confirms in writing, after the Contract is delivered, that all information in the Contract is correct.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

     (1 / 2) - 3, where:

     (1) is the net result of:

         - the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         - the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         - a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the mortality and expense risk and administration charges.

3. GUARANTEE PERIODS OF THE MVA OPTION.

An Owner may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:              $40,000
Guarantee Period:              5 Years
Guaranteed Interest Rate:      4.0% Effective Annual Rate

                             INTEREST CREDITED       CUMULATIVE
YEAR                            DURING YEAR       INTEREST CREDITED
----                         -----------------    -----------------
1........................        $1,600.00            $1,600.00
2........................         1,664.00             3,264.00
3........................         1,730.56             4,994.56
4........................         1,799.78             6,794.34
5........................         1,871.77             8,666.11

Accumulated value at the end of 5 years is:
                        $40,000 + $8,666.11 = $48,666.11

NOTE: THIS EXAMPLE ASSUMES THAT NO WITHDRAWALS ARE MADE DURING THE FIVE-YEAR PERIOD. IF THE OWNER MAKES WITHDRAWALS OR TRANSFERS DURING THIS PERIOD, MARKET VALUE ADJUSTMENTS AND WITHDRAWAL CHARGES APPLY.

THE HYPOTHETICAL INTEREST RATE IS NOT INTENDED TO PREDICT FUTURE GUARANTEED INTEREST RATES. ACTUAL GUARANTEED INTEREST RATES FOR ANY GUARANTEE PERIOD MAY BE MORE OR LESS THAN THOSE SHOWN.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. An Owner should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the guarantee period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See "Market Value Adjustment" and "Withdrawal Charge" below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

An Owner may call us at 1-800-621-5001 or write Kemper Investors Life Insurance Company, Customer Service, at 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.

4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.

We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

WE MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED.

WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

5. CONTRACT VALUE.

On any Valuation Date, Contract Value equals the total of:

     - the number of Accumulation Units credited to each Subaccount times

     - the value of a corresponding Accumulation Unit for each Subaccount plus

     - the Owner's Accumulated Guarantee Period Value in the MVA Option plus

     - the Owner's interest in the Fixed Account.

6. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, an Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

     - the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

     - the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

     - transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

     - transfers from the Fixed Account may be made one time during the Contract Year during the thirty days following an anniversary of a Contract Year.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within thirty days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner bears the risk of loss in the event of a fraudulent telephone transfer.

If an Owner authorizes a third party to transact transfers on the Owner's behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

An Owner may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Owner's predefined allocation elections. Transfers under this program are not be subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to us.

7. WITHDRAWAL DURING ACCUMULATION PERIOD.

The Owner may redeem some or all of the Contract Value minus previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.

Partial withdrawals and surrenders are subject to the following:

In any Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the Contract Value.

See "Contract Charges and Expenses -- Withdrawal Charge" for a discussion of charges applicable to partial withdrawals and surrenders.

If Contract Value is allocated to more than one investment option, an Owner must specify the source of the partial withdrawal. If an Owner does not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which the Owner has an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

     - Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

     - The minimum withdrawal is $100 (before any Market Value Adjustment), or the Owner's entire interest in the investment option(s) from which withdrawal is requested.

     - The Owner must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

Election to withdraw shall be made in writing to us at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven (7) days after we receive the request. However, we may suspend withdrawals or delay payment:

     - during any period when the New York Stock Exchange is closed

     - when trading in a Portfolio is restricted or the SEC determines that an emergency exists

     - as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes.")

A participant in the Texas Optional Retirement Program ("ORP") must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

8. MARKET VALUE ADJUSTMENT.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 30 days after a Guarantee

Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

The Market Value Adjustment (MVA) uses this formula:

                                (1 + I)
  MVA    =  MPV    X    [    [  -------    ]  (t/365)  -1    ]
                                (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

     - the Owner, or a joint owner, dies

     - the Annuitant dies with no living contingent annuitant

     - the contingent annuitant dies after the Annuitant

The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or

Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following:

     - Contract Value

     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death; and

     - the greatest anniversary value before death

The greatest anniversary value equals:

     - the Contract Values on each Contract anniversary prior to the deceased's age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if the Owner or Annuitant dies after age 91. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.

10. GUARANTEED RETIREMENT INCOME BENEFIT.

Guaranteed Retirement Income Benefit (GRIB) is an optional Contract benefit. GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. The Owner must elect GRIB on the initial Contract application. GRIB may be discontinued after the seventh Contract anniversary by written notice to us. Once discontinued, GRIB may not be elected again.

GRIB may be exercised only within thirty days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant's 60th and 91st birthdays. Therefore, GRIB may not be appropriate for Annuitants age 80 and older. If the Annuitant is younger than age 44 on the Date of Issue, GRIB may be exercised after the Contract's 15th Anniversary.

GRIB payments are based on the greater of:

     - the income provided by applying the GRIB base to the guaranteed annuity factors; and

     - the income provided by applying Contract Value to the current annuity factors.

The GRIB base is the greatest of:

     - Contract Value

     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date; and

     - the greatest anniversary value before the exercise date

The greatest anniversary value equals:

     - the highest of the Contract Values on each Contract anniversary prior to the Annuitant's age 81, plus

     - the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.50% is assumed.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided by applying Contract Value to current annuity factors.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If the Owner elects GRIB payable for the life of a single Annuitant, the Owner may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.

If the Owner elects GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

                         CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

     - mortality and expense risk

     - administrative expenses

     - Records Maintenance Charge

     - Withdrawal Charge

     - Guaranteed Retirement Income Benefit charge, if elected

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by the Owner.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. MORTALITY AND EXPENSE RISK CHARGE.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by us.

The mortality risk we assume arises from two contractual obligations. First, if the Owner or Annuitant dies before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Guaranteed Death Benefit", page 29) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. ADMINISTRATIVE COSTS.

We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. RECORDS MAINTENANCE CHARGE.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

     - at the end of each Contract Year,

     - on Contract surrender and

     - upon annuitization.

However, We do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which the Owner has an interest.

4. WITHDRAWAL CHARGE.

We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the Contract Value.

If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

           CONTRIBUTION             WITHDRAWAL
               YEAR                   CHARGE
           ------------             ----------
First..............................     7%
 Second............................     6%
 Third.............................     5%
 Fourth............................     5%
 Fifth.............................     4%
 Sixth.............................     3%
 Seventh...........................     2%
 Eighth and following..............     0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, the Owner receives a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to the Owner.

Because Contribution Years are based on the date each Purchase Payment is made, Owners may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

     - after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;

     - within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or

     - if the Owner or Annuitant becomes disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if the Owner selects Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See "The Annuity Period--Annuity Options" for a discussion of the Annuity Options available.

We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Kemper Variable Series (formerly Investors Fund Series) ("KVS"), KVS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

5. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE.

The annual charge for GRIB is 0.25% of Contract Value. We deduct a pro rata portion of the charge on each Contract Quarter anniversary. The quarterly charge is deducted pro rata from the investment options in which the Owner has an interest. We no longer charge for GRIB after the Annuitant's 91st birthday.

6. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, Owners indirectly bear these fees and expenses. Investment management fees appear on page 7. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.

7. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.

8. EXCEPTIONS.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that such charges will not cover our costs. On the other hand, should such charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:

     - employees of ZFS

     - employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with IBS.

Reductions in these fees and charges will not unfairly discriminate against any Owner.

                               THE ANNUITY PERIOD

In addition to GRIB, Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten (10) years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if we are making systematic withdrawals based on the Owner's life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

1. ANNUITY PAYMENTS.

Annuity payments are based on:

     - the annuity table specified in the Contract,

     - the selected Annuity Option, and

     - the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. ANNUITY OPTIONS.

The Owner may elect one of the Contract's Annuity Options. The Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten (10) years after the Date of Issue, whichever is later. The Owner may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.

The amount of periodic annuity payments may depend upon:

     - the Annuity Option selected;

     - the age and sex of the payee; and

     - the investment experience of the selected Subaccount(s).

     For example:

        - if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

        - if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

        - if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

        - if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments because females live longer than males, resulting in smaller payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.

If the Owner dies before the Annuity Date, available Annuity Options are limited. Unless the Owner has imposed restrictions, the Annuity Options available are:

     - Option 2 or

     - Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death).

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death, unless a later date is prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.

Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.

OPTION 2--LIFE INCOME.

Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.

Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

OPTION 4--JOINT AND SURVIVOR ANNUITY.

Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. ALLOCATION OF ANNUITY.

The Owner may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. An Owner may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

     - Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

     - All interest in a Subaccount must be transferred.

     - If we receive notice of transfer to a Subaccount more than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

     - If we receive notice of transfer to a Subaccount less than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

     - Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least thirty (30) days prior to the anniversary.

A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. ANNUITY UNIT VALUE.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

     - Annuity Unit value for the preceding Valuation Period times

     - the net investment factor for the current Valuation Period times

     - an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

     - the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

     - the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.

When annuity payments begin, the value of the Owner's Contract interest is:

     - Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due times

     - the number of Accumulation Units credited at the end of the Valuation Period minus

     - premium taxes and Withdrawal Charges

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. FIXED ANNUITY PAYMENTS.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. DEATH PROCEEDS.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     - the Contract must be owned by an individual

     - Separate Account investments must be "adequately diversified"

     - We, rather than the Owner, must be considered the owner of Separate Account assets for federal tax purposes, and

     - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

     - contracts acquired by a decedent's estate

     - certain Qualified Plan Contracts

     - contracts purchased by employers at termination of certain qualified plans

     - contracts used with structured settlement agreements

     - contracts purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between Contract Value and Purchase Payments.

Although we do not control Fund investments, we expect the Fund will comply with these regulations so that the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. Then, income and gains from separate account assets are includible in the owner's gross income. The IRS, in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no investor control guidance is available.

We may modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Separate Account assets.

DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, E.G., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Plan Contract are includible in income if the withdrawal includes investment gain. Full withdrawals are also includible in income if they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If an individual transfers a Contract interest without adequate consideration to someone other than the Owner's spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between Contract Value and the "investment in the contract." In this case, the transferee's investment in the contract is increased to reflect the increase in the transferor's income.

The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to expected value of all annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon the Owner's or Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

     - if distributed in a lump sum are taxed like a full withdrawal, or

     - if distributed under an annuity option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

     - if received in a lump sum are includible in income if they exceed the unrecovered investment, or

     - if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:

     - received on or after the Owner reaches age 59 1/2,

     - attributable to the Owner's disability,

     - made to a Beneficiary after the Owner's death or, for non-natural Owners, after the primary Annuitant's death,

     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary,

     - made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or

     - made with annuities used with structured settlement agreements.

6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract is determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract and also purchases an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

For Contracts issued after June 8, 1997 to a non-natural owner, otherwise deductible interest may no longer be deductible by the owner. However, this interest deduction disallowance does not affect Contracts generating taxable income. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS

The Contracts are also designed for use in connection with retirement plans which receive favorable treatment under sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans"). Such contracts are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Plan Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (Owners should always consult their tax advisers and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, the Owner and Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Under a Qualified Contract, rules specify the form of distribution and start dates. An excise tax is imposed for failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of "Individual Retirement Annuities" ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date of April 1 of the calendar year following the calendar year in which the employee retires.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

     - received after the Owner reaches age 55 and has separated from service,

     - received after the Owner reaches age 59 1/2,

     - received after the Owner's death or because of the Owner's disability, or

     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

In addition, the penalty tax does not apply to certain distributions taken after December 31, 1997 used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. Owners wishing to take a distribution for these purposes should consult their tax adviser. Other exceptions may apply.

Qualified Plan Contracts are amended to conform to plan requirements. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

We issue Contracts for the following types of Qualified Plans.

INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should seek tax competent advice.

SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under

SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers and employees intending to use the Contract in connection with such plans should seed competent advice.

ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in that:

     - Roth IRA contributions are never deductible,

     - "qualified distributions" from a Roth IRA are excludable from income,

     - different eligibility and mandatory distribution requirements apply,

     - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code.

A rollover from an IRA to a Roth IRA is includible in gross income but the 10 percent penalty tax does not apply.

An IRA may be converted into a Roth IRA without taking a distribution. An individual may convert by notifying the IRA issuer or trustee. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible for a qualified rollover distribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is:

     - a payment or distribution

        -- made after the Owner attains age 59 1/2,

        -- made after the Owner's death,

        -- attributable to the Owner being disabled, or

        -- made to a qualified first-time homebuyer.

     - a payment or distribution made in a taxable year that is five years or more after

        -- the first taxable year for which a contribution was made to the Owner's Roth IRA, or

        -- the first taxable year for which rollover was made to the Owner's
           Roth IRA. A non-qualified distribution from a Roth IRA is generally taxed like a distribution from an IRA. Distributions from a Roth IRA need not commence at age 70 1/2.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, purchasers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the Contract Owner also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

     - earnings on those contributions, and

     - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1998. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or becomes disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. DIRECT ROLLOVERS

If the Contract is used in connection with a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as

     - minimum distributions required under section 401(a)(9) of the Code, and

     - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

        Investors Brokerage Services, Inc. ("IBS")
        1 Kemper Drive
        Long Grove, Illinois, 60049

IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                 VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send Owners a statement showing amounts credited to each Subaccount and to the Fixed Account Option. In addition, Owners transferring amounts among the investment options or making additional payments receive written confirmation of these transactions. We will also send a current statement upon Owner request. Owners are also sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Owner invests and a list of the securities held by that Portfolio. In addition, we calculate for an Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.

An Owner may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The Dollar Cost Averaging program is available only during the Accumulation Period. An Owner may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. An Owner may enroll any time by completing our Dollar Cost Averaging form. Transfers are made on the second Tuesday of the month. We must receive the enrollment form at least five (5) business days before the transfer date.

An Owner participating in the Dollar Cost Averaging program may allocate all or a portion of the initial Purchase Payment to the Kemper Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Owner must transfer all Subaccount Value out of Kemper Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Subaccount Value in Kemper Money Market Subaccount #2 within one year, we automatically transfer any remaining Subaccount Value to Kemper Money Market Subaccount #1.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

     - the number of designated monthly transfers has been completed

     - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred

     - we receive the Owner's written termination at least five (5) business days before the next transfer date

     - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, an Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. An Owner may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten (10) days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing Owners to pre-authorize periodic withdrawals during the Accumulation Period. Owners instruct us to withdraw selected amounts, or amounts based on the Owner's life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available to Owners who request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. Owners interested in SWP may obtain an application and information concerning this program and its restrictions from us or their agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by the Owner or us.

                                    EXPERTS

The consolidated balance sheets of KILICO as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 1998 and 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of KILICO and subsidiaries for the period from January 4, 1996 to December 31, 1996 and the financial statement schedules as of December 31, 1996, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Frank Julian, our Associate General Counsel. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                             SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify the Owner in writing of these amendments.

An Owner's rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                    BUSINESS

CORPORATE STRUCTURE

KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. We are licensed in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.

CORPORATE CONTROL EVENTS

Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.

The acquisition of KILICO on January 4, 1996, was accounted for using the purchase method of accounting. Our consolidated financial statements prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" where appropriate in this Prospectus. Our included consolidated financial statements have been prepared in conformity with generally accepted accounting principles.

We originally began to amortize goodwill resulting from the acquisition on a straight-line basis over twenty-five years. However, in the fourth quarter of 1997, we changed our amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies. The change resulted in an increase in goodwill amortization of $5.1 million in 1997.

STRATEGIC INITIATIVES

Our management, operations and strategic directions are integrated with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.

Over the last several years, we increased the competitiveness of our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, we introduced a registered flexible individual variable life insurance product. In 1997, we introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, we introduced a new registered individual variable annuity product with 29 variable subaccount investment options and various investment managers.

NARRATIVE DESCRIPTION OF BUSINESS

We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for our products. Our sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996.

Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

Over the last several years, in part reflecting the current interest rate environment, we have increased our emphasis on marketing our existing and new separate account products. Unlike the fixed-rate annuity business where we manage spread revenue, such variable products pose minimal investment risk for us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds. We, in turn, receive administrative fee revenue on such variable products which compensates us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate us for providing death benefit coverage substantially in excess of surrender values.

As a result of this strategy, our separate account assets and related sales of our variable annuity and life products have increased as follows (in millions):

                                                   DECEMBER 31
                                          ------------------------------
                                            1998       1997       1996
                                            ----       ----       ----
Separate account assets.................  $7,099.2   $5,122.0   $2,127.2
                                          ========   ========   ========

                                              YEAR ENDED DECEMBER 31
                                          ------------------------------
                                            1998       1997       1996
                                            ----       ----       ----
Variable annuity sales..................  $  300.4   $  259.8   $  254.6
Variable life sales.....................   1,523.0    2,708.6         .2
                                          --------   --------   --------
  Total separate account sales..........  $1,823.4   $2,968.4   $  254.8
                                          ========   ========   ========

In 1996, we added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During mid-1998, we introduced Destinations, a registered individual variable annuity product. Destinations offers 29 variable subaccount investment options with various investment managers, ten guarantee period accounts and a fixed account, dollar cost averaging and a guaranteed retirement income benefit option.

During late 1996, we introduced Power V, a registered flexible premium variable life insurance product. During mid-1997, we also introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, we issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in our sales of the variable life products are due mainly to the nature of the BOLI product -- high dollar volume per sale, low frequency of sales--and the uncertainty surrounding BOLI's tax advantaged status since the release of the Clinton Administration's Fiscal Year 1998 Budget, continuing with the release of the 1999 Budget.

Investors Brokerage Services, Inc. ("IBS"), our wholly-owned subsidiary, is the principal underwriter and distributor of the variable annuity and variable life products. Another Zurich affiliate is the principal underwriter and distributor for the BOLI and high net worth products.

Current crediting rates, a conservative investment strategy and the interest rate environment have impacted our general account annuity sales over the last several years. our general account fixed annuity sales were as follows (in millions):

                                                YEAR ENDED DECEMBER 31
                                               ------------------------
                                                1998     1997     1996
                                                ----     ----     ----
General account fixed annuity sales..........  $179.9   $145.7   $140.6
                                               ======   ======   ======

Strong stock and bond markets during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, caused sales of general account annuities to increase only slightly in 1997, compared with 1996. Sales of general account annuities increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998.

During 1998 and 1997, we assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, our total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $846 thousand in 1998, compared with $1.1 million in 1997 and $565 thousand in 1996.

FEDERAL INCOME TAX DEVELOPMENTS

In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore less attractive to those customers who purchase them in recognition of their favorable tax attributes. Additionally, sales of these products during 1999 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

YEAR 2000 COMPLIANCE
(YEAR 2000 READINESS DISCLOSURE)

Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results for any transaction with a date of January 1, 2000, or later.

Many companies must undertake major projects to address the year 2000 issue. Each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.

If a company does not successfully address its year 2000 issues, it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.

We have taken substantial steps over the last several years to ensure that our critical systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. We have also determined that new systems developed to support new product introductions in 1997, 1998 and beyond are already year 2000 compliant. Data processing expenses related solely to bringing our systems in compliance with the year 2000 amounted to $550 thousand for the first nine months of 1999. We anticipate that it will cost an additional $108 thousand to bring all remaining systems into compliance.

Our policy administration systems have been completely renovated to be year 2000 compliant, and have been tested and placed back into production as of June 30, 1999. All of our ancillary systems confirmed to be year 2000 compliant were in production at September 30, 1999. Testing procedures have confirmed the performance, functionality, and integration of converted or replaced platforms, applications, databases, utilities, and interfaces in an operational environment. Our testing and verification for year 2000 compliance has encompassed the following:

     - mainframe computing systems,

     - mainframe hardware and systems software,

     - PC/LAN computing systems,

     - PC/LAN hardware and systems software,

     - end-user computing systems,

     - interfaces to and from third parties, and

     - other miscellaneous electronic non-information systems.

We have also taken steps to determine whether all other entities with which we electronically interact, including suppliers and other financial services institutions, are year 2000 compliant.

If we do not successfully address our year 2000 issues, we could face material adverse consequences from lawsuits, lost business, erroneous results and substantial operating problems after January 1, 2000. Although we fully expect to be year 2000 compliant by the close of 1999, we have developed contingency plans to handle the most reasonably likely worst case scenarios. The contingency plans were completed in the third quarter of 1999 and testing of those plans will continue throughout the fourth quarter of 1999.

NAIC RATIOS

The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".

Based on statutory financial data as of December 31, 1998, we had two ratios outside the usual ranges, the change in reserving ratio and the change in premium ratio. Our change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1998, as well as the effects of a reinsurance agreement with FKLA. Our change in premium ratio reflected the $1.2 billion decrease in BOLI premiums received during 1998, compared with 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to our IRIS ratios for 1998 or earlier years.

RISK-BASED CAPITAL, ASSET ADEQUACY AND CODIFICATION

Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.

In March 1998, the NAIC approved the codification of statutory accounting principles. Codification is effective January 1, 2001; however, our domiciliary state of Illinois has yet to adopt codification. In any event, we have not quantified the impact that codification will have on our statutory financial position or results of operations.

RESERVES AND REINSURANCE

The following table provides a breakdown of our reserves for future policy benefits by product type (in millions):

                                           DECEMBER 31   DECEMBER 31
                                              1998          1997
                                           -----------   -----------
General account annuities................    $2,864        $3,137
Interest-sensitive life insurance and
  other..................................       688           709
Term life reserves.......................         9            10
Ceded future policy benefits.............       345           383
                                             ------        ------
          Total..........................    $3,906        $4,239
                                             ======        ======

Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where we insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with our affiliate Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1998 and 1997, our reinsurance reserve credit from FLA related to these coinsurance transactions totaled approximately $344.8 million and $382.6 million, respectively. Utilizing FKLA's employees, We are the servicing company for this coinsured business and we are reimbursed by FLA for the related servicing expenses.

During December 1997, We entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, we ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in our separate accounts. During 1998, we modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998 and 1997, we issued $6.9 billion (face amount) and $59.3 billion (face amount), respectively, of new BOLI business and ceded $11.1 billion (face amount) and $51.5 billion (face amount), respectively, to ZC Life under the terms of the treaty. During 1998 and 1997, we also ceded $175.5 million and $24.3 million, respectively, of separate account fees (cost of insurance charges) to ZC Life. We have also withheld approximately

$170.9 million and $23.4 million of the funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheets in this Prospectus as of December 31, 1998 and 1997, respectively.

We have a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, we recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, we placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, KILICO recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, KILICO recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. We periodically purchase assets into this segmented portfolio to support changes in the FWA.

During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, we also recorded reserves in 1998 and 1997 of approximately $8.5 million and $7.9 million, respectively.

COMPETITION

We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. With our emphasis on annuity products, we also compete for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.

To address our competition, we have adopted certain business strategies. These include:

     - systematic review of investment risk and our capital position

     - continued focus on existing and new variable annuity and variable life insurance products

     - distribution through diversified channels, and

     - ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology

EMPLOYEES

At December 31, 1998, we used the services of approximately 861 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.

REGULATION

We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where we are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.

Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

In addition, certain of our variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

We believe we are in compliance in all material respects with all applicable regulations.

INVESTMENTS

A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, we have systematically reduced our investment risk and strengthened our capital position.

KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI") and its subsidiaries and affiliates. Our real estate-related investments are handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.

FORWARD-LOOKING STATEMENTS

All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in our filings with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for our products and trends in our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:

  (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect our ability to sell our products, the market value of our investments and the lapse rate and profitability of KILICO's contracts

 (ii) our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives

 (iii) customer response to new products, distribution channels and marketing initiatives

 (iv) mortality, morbidity, and other factors which may affect the profitability of our insurance products

 (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of our products

 (vi) increasing competition which could affect the sale of our products

 (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and

(viii) the risk factors or uncertainties listed from time to time in our filings with the SEC

                                   PROPERTIES

We primarily share 84,270 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 74,000 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.

                               LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position.

                            SELECTED FINANCIAL DATA

The following table sets forth selected financial information for KILICO for the five years ended December 31, 1998, and for the opening balance sheet as of the acquisition date, January 4, 1996. This information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                                                                                                        PREACQUISITION
                                                                                                    -----------------------
                                                                                                          DECEMBER 31
                                        DECEMBER 31    DECEMBER 31    DECEMBER 31    JANUARY 4      -----------------------
                                           1998           1997           1996         1996(2)         1995           1994
                                        -----------    -----------    -----------    ---------        ----           ----
TOTAL REVENUE........................    $   419.7      $   425.5      $  356.2      $     --       $   68.1(1)    $  330.5
                                         =========      =========      ========      ========       ========       ========
NET INCOME EXCLUDING REALIZED
  INVESTMENT RESULTS.................    $    31.4      $    31.9      $   25.6      $     --       $   74.2       $   61.9
                                         =========      =========      ========      ========       ========       ========
NET INCOME (LOSS)....................    $    65.1      $    38.7      $   34.4      $     --       $ (133.0)(1)   $   26.4
                                         =========      =========      ========      ========       ========       ========
FINANCIAL SUMMARY
Total separate account assets........    $ 7,099.2      $ 5,122.0      $2,127.2      $1,761.1       $1,761.1       $1,508.0
                                         =========      =========      ========      ========       ========       ========
Total assets.........................    $12,239.7      $10,589.7      $7,717.9      $7,682.7       $7,581.7       $7,537.1
                                         =========      =========      ========      ========       ========       ========
Future policy benefits...............    $ 3,561.6      $ 3,856.9      $4,256.5      $4,585.1       $4,573.2       $4,843.7
                                         =========      =========      ========      ========       ========       ========
Stockholder's equity.................    $   853.9      $   865.6      $  751.0      $  745.6       $  605.9       $  434.0
                                         =========      =========      ========      ========       ========       ========

---------------
(1) Real estate-related investment losses adversely impacted total revenue and net income (loss) for 1995. These losses reflect a change in KILICO's strategy with respect to its real estate-related investments resulting from the January 4, 1996 acquisition of Kemper by the Zurich-led investor group.

(2) The consolidated information presented as of the acquisition on January 4, 1996 is accounted for using the purchase method of accounting.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                            FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.

RESULTS OF OPERATIONS

KILICO recorded net income of $65.1 million in 1998, compared with net income of $38.7 million in 1997 and $34.4 million in 1996. The increase in net income in 1998, compared with 1997, was due to a significant increase in net realized capital gains and a decrease in goodwill amortization, offset by a slight decline in operating earnings before amortization of goodwill.

The following table reflects the components of net income:

NET INCOME
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                 1998        1997        1996
                                                 ----        ----        ----
Operating earnings before amortization of
goodwill..................................      $ 44.1      $ 47.2      $ 35.8
Amortization of goodwill..................       (12.7)      (15.3)      (10.2)
Net realized investment gains, net of
  tax.....................................        33.7         6.8         8.8
                                                ------      ------      ------
          Net income......................      $ 65.1      $ 38.7      $ 34.4
                                                ======      ======      ======

The following table reflects the major components of realized investment results included in net income above.

REALIZED INVESTMENT RESULTS, AFTER TAX
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                 1998        1997        1996
                                                 ----        ----        ----
Real estate-related gains.................      $ 26.9      $ 12.8      $ 11.4
Fixed maturity write-downs................        (2.0)       (2.8)        (.9)
Other gains (losses), net.................         8.8        (3.2)       (1.7)
                                                ------      ------      ------
          Total...........................      $ 33.7      $  6.8      $  8.8
                                                ======      ======      ======

The real estate-related gains over the last three years, reflect our adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the increasing real estate-related gains during the last three years. Fixed maturity write-downs in 1998 and 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998. Other realized investment gains and losses for 1998, 1997 and 1996 relate primarily to the sale of fixed maturity investments, as well as gains from equity securities in 1998. The losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of our fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996.

Operating earnings before the amortization of goodwill decreased to $44.1 million in 1998, compared with $47.2 million in 1997. Operating earnings decreased in 1998 before the amortization of goodwill, compared with 1997, primarily due to:

     - a decrease in separate account fees and charges

     - an increase in commissions and operating expenses

     - an increase in the amortization of insurance acquisition costs, offset by

     - a decrease in taxes, licenses and fees

     - an increase in the deferral of insurance acquisition costs, and

     - a decrease in the amortization of the value of business acquired

Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996, primarily due to:

     - an increase in spread revenue (investment income earned less interest credited)

     - an increase in separate account fees and charges

     - an increase in premium income

     - an increase in the deferral of insurance acquisition costs, offset by

     - an increase in claims incurred and other policyholder benefits

     - an increase in taxes, licenses and fees, and

     - an increase in commissions and operating expenses

Investment income and interest credited declined in 1998, compared with 1997 and 1996, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years. Investment income also decreased in 1998, compared with 1997, due to reinvestment of 1998 fixed maturity sales proceeds at lower yields than in 1997 and higher amortization of bond premium. This amortization was due to an increase in certain collateralized mortgage obligation prepayments due to the low interest rate environment in 1998.

Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $14.4 million in 1998, compared with $15.3 million in 1997 and $22.7 million in 1996.

Investment income was also negatively impacted during 1996 by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.

Investment income was negatively impacted by dividends paid to Kemper in 1998. Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of Our investment portfolio.

The following table reflects KILICO's sales.

SALES
(in millions)

                                              YEAR ENDED DECEMBER 31
                                           ----------------------------
                                             1998       1997      1996
                                             ----       ----      ----
Annuities:
  General account........................  $  179.9   $  145.7   $140.6
  Separate account.......................     300.4      259.8    254.6
                                           --------   --------   ------
     Total annuities.....................     480.3      405.5    395.2
                                           --------   --------   ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI").............   1,501.0    2,700.0       --
  Separate account variable universal
     life................................      22.0        8.6       .2
  Term life..............................      22.4       22.2      7.8
  Interest-sensitive life................        .2         --       .6
                                           --------   --------   ------
     Total life..........................   1,545.6    2,730.8      8.6
                                           --------   --------   ------
               Total sales...............  $2,025.9   $3,136.3   $403.8
                                           ========   ========   ======

Sales of annuity products consist of total deposits received. General account annuity sales increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998. The slight increase in 1997 general account (fixed annuity) sales, compared with 1996, reflected the low interest rate environment and the strong equity market during 1997.

The increase in separate account (variable sales) in 1998, compared with 1997 and 1996, was in part due to:

     - the addition of new separate account investment fund options

     - the addition of new investment fund managers

     - a strong overall underlying stock and bond market, and

     - a new variable annuity product introduced during 1998

Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk for KILICO, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We believe that the increase in our financial strength and performance ratings in January 1996, together with our association with Zurich, will continue to assist in our future sales efforts.

In 1997, we introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges. These fees and charges compensate us for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $7.7 billion in 1998, compared with $59.6 billion in 1997. The decrease in face amount issued in 1998, compared to 1997 is due to a significant portion of renewal premiums in 1998 and higher funded policies issued in 1998, compared to those issued in 1997.

In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Sales of these products during 1999 may be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

In 1998 and 1997, KILICO assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $846 thousand in 1998, compared with $1.1 million in

1997 and $565 thousand in 1996. The face amounts of new term business issued during 1998, 1997 and 1996 totaled approximately $276 million, $278 million and $187 million, respectively.

Included in separate account fees and charges are administrative fees received from Our separate account products of $38.3 million in 1998, compared with $31.0 million and $25.3 million in 1997 and 1996, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.

Also included in separate account fees and charges in 1998 and 1997 are cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $167.6 million and $27.6 million, respectively. Of these COI charges, $175.5 million and $24.3 million of such fees were ceded in 1998 and 1997, respectively, to a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTER Reinsurance (Bermuda) Limited. In 1998, KILICO ceded in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement with ZC Life. Separate account fees and charges in 1998 and 1997 also include BOLI-related premium tax expense loads of $29.1 million and $51.1 million, respectively.

Other income includes surrender charge revenue of $4.0 million in 1998, compared with $5.2 million and $5.4 million in 1997 and 1996, respectively. The decrease in surrender charge revenue in 1998, compared with 1997, primarily reflects a decrease in total general account and separate account policyholder surrenders and withdrawals. The slight decrease in surrender charge revenue in 1997, compared with 1996, reflects that 46 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996. This decrease in surrender charge revenue in 1997 was offset somewhat by an increase in total general account and separate account policyholder surrenders and withdrawals.

POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS
(in millions)

                                       1998           1997           1996
                                       ----           ----           ----
General account...................    $645.5         $703.1         $652.0
Separate account..................     260.9          236.2          196.7
                                      ------         ------         ------
     Total........................    $906.4         $939.3         $848.7
                                      ======         ======         ======

Reflecting the current interest rate environment and other competitive market factors, we adjust our crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. We can also improve spread revenue over time by increasing investment income. The current interest rate environment during 1997 and 1998, has mitigated at present, competitive pressures to increase existing renewal crediting rates.

General account surrenders, withdrawals and death benefits decreased $57.6 million in 1998, compared with 1997. This decrease primarily reflects a decrease in surrenders and withdrawals due to uncertainty with alternative investment options because of market instability during the second half of 1998.

Taxes, licenses and fees decreased $22.3 million in 1998 to $30.3 million, reflecting the decrease in premium taxes on BOLI. Excluding the taxes due on BOLI, for which we received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $1.5 million, compared with $1.5 million in 1997 and $2.2 million in 1996.

Commission expense was higher in 1998, compared with both 1997 and 1996, due to an increase in total sales, excluding BOLI.

Operating expenses increased in 1998 and 1997, compared with 1996, as a result of:

     - restaffing after the completion of the acquisition and for new business initiatives

     - an increase in various outside consulting fees

     - an increase in printing and stationary expenses for sales materials, and

     - an increase in data processing expenses

Data processing expenses increased to $12.9 million in 1998, compared with $10.8 million in 1997 and $4.1 million in 1996, primarily due to:

     - infrastructure improvements related to new product development

     - new systems implemented and put into production

     - system conversion projects

     - development of a data warehouse, and

     - costs related to bringing our systems in compliance with the year 2000

Data processing expenses related to bringing our systems in compliance with the year 2000 amounted to $1.3 million in 1998. We currently anticipate that it will cost an additional $662 thousand to bring all remaining systems in compliance.

Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1998, compared with 1997 and 1996. The deferral of insurance acquisition costs increased in 1998, compared with both 1997 and 1996. This reflects an increase in commissions expense and operating expenses related directly to the increase in production of new business.

Operating earnings were negatively impacted by the amortization of insurance acquisition costs in 1998 and 1997, compared with 1996, with the most dramatic increase occurring in 1998. The increase in amortization of insurance acquisition costs in 1998, compared with 1997, was primarily due to the increase in production of new business in 1998, as well as increased profits in 1998. These increases tend to accelerate amortization. Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

The amortization of the value of business acquired decreased in 1998, compared with 1997, as a result of:

     - a significant increase in separate account assets, which increases estimated future gross profits and shifts amortization to later years

     - a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, offset by

     - a significant increase in realized capital gains which tend to accelerate the amortization of the value of business acquired as the gains tend to decrease our projected future estimated gross profits

The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, we began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, we changed our amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, we recorded an increase in amortization expense of $5.1 million during 1997.

INVESTMENTS

Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in our investment portfolio depending on, among other factors:

     - its evaluation of risk and return in various markets

     - consistency with our business strategy and investment guidelines approved by the board of directors

     - the interest rate environment

     - liability durations, and

     - changes in market and business conditions

INVESTED ASSETS AND CASH
(in millions)

                                     DECEMBER 31        DECEMBER 31
                                        1998               1997
                                   ---------------    ---------------
Cash and short-term
investments......................  $   72      1.7%   $  260      5.8%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1.............   2,663     63.7     3,004     67.1
     NAIC(1) Class 2.............     724     17.3       651     14.5
  Below investment grade:
     Performing..................      96      2.3        14       .3
     Nonperforming...............      --       --        --       --
Trading account securities.......     102      2.4        --       --
Joint venture mortgage loans.....      66      1.6        73      1.6
Third-party mortgage loans.......      76      1.8       103      2.3
Other real estate-related
  investments....................      22       .5        44      1.0
Policy loans.....................     271      6.5       282      6.3
Equity securities................      67      1.6        25       .6
Other............................      24       .6        21       .5
                                   ------    -----    ------    -----
          Total(2)...............  $4,183    100.0%   $4,477    100.0%
                                   ======    =====    ======    =====

---------------
(1) National Association of Insurance Commissioners ("NAIC").
     -- Class 1 = A- and above
    -- Class 2 = BBB- through BBB+
(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.

FIXED MATURITIES

We are carrying our fixed maturity investment portfolio, which we consider available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1998 and 1997 was $61.3 million and $24.6 million, respectively. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1998, investment-grade fixed maturities and cash and short-term investments accounted for 82.7 percent of our invested assets and cash, compared with 87.4 percent at December 31, 1997. Approximately 53.4 percent of our NAIC Class 1 bonds were rated AAA or equivalent at year-end 1998, compared with 54.0 percent at December 31, 1997.

Approximately 28.0 percent of our investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the

Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce our holding of these investments over time.

As a result of the previously discussed repositionings of our fixed maturity portfolio, approximately 15.4 percent and 10.8 percent of our investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of our investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities ("CMBs") (22.1%).

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of our mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to such securities.

At December 31, 1998 and 1997 We had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):

                                                         DECEMBER 31
                                                        -------------
                                                        1998    1997
                                                        -----   -----
Unamortized premiums..................................  $15.8   $19.6
                                                        =====   =====
Unamortized discounts.................................  $ 4.6   $ 5.2
                                                        =====   =====

Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about our mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                                  CARRYING                                                                        FAIR VALUE
                                  VALUE AT                    EXPECTED MATURITY DATE                                  AT
                                DECEMBER 31,   ----------------------------------------------------              DECEMBER 31,
         (IN MILLIONS)              1998        1999    2000    2001    2002     2003    THEREAFTER    TOTAL         1998
         -------------          ------------    ----    ----    ----    ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds........   $  946.7     $137.2   $85.7   $48.3   $47.7   $149.6     $478.2     $  946.7     $  946.7
    Average yield..............       6.45%      6.46%   6.42%   6.43%   6.42%    6.42%      6.42%        6.45%        6.45%
  Asset-backed bonds...........   $  407.4     $ 17.9   $36.1   $49.8   $36.1   $ 31.9     $235.6     $  407.4     $  407.4
    Average yield..............       6.67%      6.73%   6.75%   6.82%   6.90%    6.90%      6.95%        6.67%        6.67%
  CMBs.........................   $  115.5     $  1.3   $ 1.2   $ 1.4   $ 1.5   $ 12.3     $ 97.8     $  115.5     $  115.5
    Average yield..............       6.25%      6.28%   6.28%   6.28%   6.28%    6.28%      6.28%        6.25%        6.25%
                                  --------                                                            --------     --------
                                  $1,469.6                                                            $1,469.6     $1,469.6
                                  ========                                                            ========     ========

                                 CARRYING                                                                         FAIR VALUE
                                 VALUE AT                    EXPECTED MATURITY DATE                                   AT
                               DECEMBER 31,   -----------------------------------------------------              DECEMBER 31,
        (IN MILLIONS)              1997        1998     1999     2000    2001    2002    THEREAFTER    TOTAL         1997
        -------------          ------------    ----     ----     ----    ----    ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.......   $1,283.6     $219.1   $232.5   $145.1   $92.2   $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.............       6.58%      6.60%    6.61%    6.64%   6.64%   6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..........   $  353.0     $ 18.9   $ 16.9   $ 30.8   $35.5   $47.2     $203.7     $  353.0     $  353.0
    Average yield.............       6.81%      6.85%    7.04%    7.05%   7.15%   7.13%      7.20%        6.81%        6.81%
  CMBs........................   $   42.2     $  0.3   $  0.4   $  0.4   $ 0.4   $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.............       6.64%      6.64%    6.64%    6.64%   6.64%   6.63%      6.63%        6.64%        6.64%
                                 --------                                                             --------     --------
                                 $1,678.8                                                             $1,678.8     $1,678.8
                                 ========                                                             ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1998, is 4.0 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .65 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.45 years.

The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, was 3.8 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.

As of December 31, 1998, we had $29.9 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $3.5 million of these securities were from Korea, $17.6 million were from Hong Kong, China, $2.9 million were from South Korea and the remainder were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on these securities, which were considered to be other-than-temporary, as of December 31, 1998 and 1997 amounted to $1.1 million and $3.1 million, respectively. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 40 issuers at December 31, 1998, totaled 2.3 percent of cash and invested assets at December 31, 1998 and .3 percent at December 31, 1997. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.

REAL ESTATE-RELATED INVESTMENTS

The $164.4 million real estate-related portfolio we hold consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.9 percent of cash and invested assets at December 31, 1998, compared with $220.0 million, or 4.9 percent, at December 31, 1997. The decrease in real estate-related investments during 1998 was primarily due to asset sales and a net increase of $16.1 million in real estate-related reserves during 1998.

As reflected in the "Real estate portfolio" table below, we have continued to fund both existing projects and legal commitments. The future legal commitments were $64.4 million at December 31, 1998. This amount represented a net decrease of $10.9 million since December 31, 1997, primarily due to sales in

1998. As of December 31, 1998, we expect to fund approximately $.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. The total legal commitments, along with estimated working capital requirements, are considered in our evaluation of reserves and write-downs.

Excluding the $1.2 million of net equity investments in joint ventures, Our real estate loans totaled $163.2 million at December 31, 1998, after reserves and write-downs. Of this amount, $131.3 million are on accrual status with a weighted average interest rate of approximately 8.79 percent. Of these accrual loans:

     - 17.0 percent have terms requiring current periodic payments of their full contractual interest

     - 46.1 percent require only partial payments or payments to the extent of borrowers' cash flow, and

     - 36.9 percent defer all interest to maturity

The equity investments in real estate at December 31, 1998 consisted of our other equity investments in joint ventures. These equity investments include our share of periodic operating results. As an equity owner or affiliate of an equity owner, we have the ability to fund, and historically have elected to fund, operating requirements of certain joint ventures.

REAL ESTATE PORTFOLIO
(in millions)

                                                   OTHER REAL ESTATE-RELATED
                            MORTGAGE LOANS                INVESTMENTS
                           ----------------   ------------------------------------
                            JOINT    THIRD-    OTHER     REAL ESTATE     EQUITY
                           VENTURE   PARTY    LOANS(2)      OWNED      INVESTMENTS   TOTAL
                           -------   ------   --------   -----------   -----------   -----
Balance at December 31,
1997.....................  $ 72.7    $103.0    $ 21.1       $ 4.0        $ 19.2      $220.0(1)
Additions (deductions):
Fundings.................    13.1       --         --          .2            --        13.3
Interest added to
  principal..............     6.3      2.8         --          --            --         9.1
Sales/paydowns/distributions..  (11.8) (30.1)     (.3)       (6.6)        (27.0)      (75.8)
Operating gain...........      --       --         --          --            .2          .2
Transfers................      --       --         --         (.7)           --         (.7)
Net realized investments
  gains (losses).........    (3.0)    32.4         .4         3.1           8.5        41.4(4)
Other transactions,
  net....................   (11.5)   (31.6)       (.3)         --            .3       (43.1)(4)
                           ------    ------    ------       -----        ------      ------
Balance at December 31,
  1998...................  $ 65.8    $76.5     $ 20.9       $   0        $  1.2      $164.4(3)
                           ======    ======    ======       =====        ======      ======

---------------
(1) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.

(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

(3) Net of $25.3 million reserve and write-downs. Excludes $8.7 million of real estate-related accrued interest.

(4) Included in this amount is $37.0 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.

REAL ESTATE CONCENTRATIONS AND OUTLOOK

Our real estate portfolio is distributed by geographic location and property type. However, we have concentration exposures in certain states and in certain types of properties. In addition to these exposures, we also have exposures to certain real estate developers and partnerships.

As a result of our ongoing strategy to reduce our exposure to real estate-related investments, as of December 31, 1998, we had three remaining properties which account for approximately 87.2 percent of our $164.4 million real estate-related portfolio.

The largest of these investments at December 31, 1998 amounted to $64.5 million and consisted of second mortgages on nine hotel properties and two office buildings. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on our mortgages. These loans are on accrual status.

Our loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $51.6 million at December 31, 1998. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will determine the long-term economic viability of the project. Loans to the MLP are on accrual status.

The remaining significant real estate-related investment amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, we have placed these real estate-related investments on nonaccrual status as of December 31, 1996. We are currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, we anticipate that it could be several additional years until we completely dispose of all investments in Hawaii.

We evaluate our real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated selling costs. Because our real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Our real estate-related investments are expected to continue to decline further through future sales. Our net income could be materially reduced in future periods if:

     - real estate market conditions worsen in areas where our portfolio is located

     - Kemper's and KILICO's plans with respect to certain projects change, or

     - necessary construction or zoning permits are not obtained

The following table is a summary of our troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)
(in millions)

                                           DECEMBER 31   DECEMBER 31
                                              1998          1997
                                           -----------   -----------
Potential problem loans(1)...............     $  --         $  --
Past due loans(2)........................        --            --
Nonaccrual loans (primarily Hawaiian
  properties)(3).........................      37.4          47.4
Real estate owned........................        --           4.0
                                              -----         -----
          Total..........................     $37.4         $51.4
                                              =====         =====

---------------
(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which we anticipate may go into nonaccrual, past due or restructured status.
(2) Interest more than 90 days past due but not on nonaccrual status.
(3) We do not accrue interest on real estate-related investments when we judge that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $31.8 million and $41.8 million at December 31, 1998 and December 31, 1997, respectively.

NET INVESTMENT INCOME

Our pre-tax net investment income totaled $273.5 million in 1998, compared with $296.2 million in 1997 and $299.7 million in 1996. This includes our share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans which are on nonaccrual status. As previously discussed, our net investment income in 1998 and 1997, compared with 1996, has been negatively impacted by purchase accounting adjustments.

Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

FOREGONE INVESTMENT INCOME
(dollars in millions)

                                                 YEAR ENDED DECEMBER 31
                                             ------------------------------
                                             1998         1997         1996
                                             ----         ----         ----
Fixed maturities.........................    $.3          $.5          $ .7
Real estate-related investments..........    3.2          3.9            .5
                                             ----         ----         ----
       Total.............................    $3.5         $4.4         $1.2
                                             ====         ====         ====
Basis points.............................      8           10             3
                                             ====         ====         ====

Foregone investment income from the nonaccrual of real estate-related investments is net of our share of interest expense on these loans excluded from our share of joint venture operating results. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on our future investment income and realized investment results.

REALIZED INVESTMENT RESULTS

Net income reflects after-tax realized investment gains of $33.7 million, $6.8 million and $8.8 million in 1998, 1997 and 1996, respectively. Included in the after-tax realized investment gains are trading account security gains of $1.7 million in 1998. As previously discussed, we segregated a portion of our General Account investment portfolio in 1998 into a "trading" account under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses.

Unrealized gains and losses on fixed maturity investments which are available for sale are not reflected in KILICO's net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, the security is written down to net realizable value, and the write-down adversely impacts net income.

We regularly monitor our investment portfolio and as part of this process reviews our assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.

A valuation allowance has been established to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. The valuation allowance is evaluated as of each balance sheet date.

INTEREST RATES

Interest rates remained relatively stable during 1996 and 1997, before declining in 1998. The Federal Reserve Board lowered rates 3 times during the second half of 1998, resulting in a steeper yield curve due to the lower short-term interest rates.

When maturing or sold investments are reinvested at lower yields in a low interest rate environment, we can adjust our crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.

A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 46 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1998, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of our liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.

RATINGS

Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in our claims-paying ability or financial strength ratings could result in our products being less attractive to consumers. Any reductions in our parent's ratings could also adversely impact our financial flexibility.

Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.

STOCKHOLDER'S EQUITY

Stockholder's equity totaled $853.9 million at December 31, 1998, compared with $865.6 million at December 31, 1997, and $751.0 million at December 31, 1996. The 1998 decrease in stockholder's equity was primarily due to dividends of $95.0 million paid to Kemper during 1998. This decrease was offset by 1998 net income of $65.1 million and an increase of $20.3 million in accumulated other comprehensive income. The increase in accumulated other comprehensive income was primarily related to the change in unrealized appreciation related to our fixed maturity investment portfolio due to falling interest rates during 1998. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in accumulated other comprehensive income related to the change in unrealized appreciation of $60.1 million related to our fixed maturity investment portfolio. These increases were offset by a dividend of $29.2 million to Kemper.

EMERGING ISSUE

In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement is effective for fiscal years beginning after June 15, 2000. Full implementation of SFAS No. 133 is expected in December 1999. The impact of implementation is not expected to be material to KILICO.

                   KILICO'S DIRECTORS AND EXECUTIVE OFFICERS

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Gale K. Caruso (42)                    President and Chief Executive Officer
President and Chief Executive Officer  of Federal Kemper Life Assurance
since June 1999. Director since July   Company (FKLA), Fidelity Life
1999.                                  Association (FLA), Zurich Life
                                       Insurance Company of America (ZLICA)
                                       and Zurich Direct, Incorporated (ZD)
                                       since June 1999. Director of FKLA,
                                       FLA and ZLICA since July 1999.
                                       Chairman, President and Chief
                                       Executive Officer of Scudder Canada
                                       Investor Services, Ltd. from 1995 to
                                       June 1999. Managing Director of
                                       Scudder Kemper Investments, Inc. from
                                       July 1986 to June 1999.

John B. Scott (55)                     Chairman of the Board of FKLA, FLA,
Chairman of the Board since June       ZLICA and ZD since June 1999. Chief
1999. Director since 1992.             Executive Officer, President and
                                       Director of FKLA and FLA from 1988 to
                                       June 1999. Chief Executive Officer,
                                       President and Director of ZLICA and
                                       ZD from March 1996 to June 1999.
                                       Chairman of the Board and Director of
                                       Investors Brokerage Services, Inc.
                                       (IBS) and Investors Brokerage
                                       Services Insurance Agency, Inc.
                                       (IBSIA) since 1993. Chairman of the
                                       Board of FKLA and FLA from April 1988
                                       to January 1996. Chairman of the
                                       Board of KILICO from February 1992 to
                                       January 1996. Executive Vice
                                       President and Director of Kemper
                                       Corporation (Kemper) since January
                                       1994 and March 1996, respectively.
                                       Executive Vice President of Kemper
                                       Financial Companies, Inc. from
                                       January 1994 to January 1996 and
                                       Director from 1992 to January 1996.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Eliane C. Frye (52)                    Executive Vice President of FKLA and
Executive Vice President since 1995.   FLA since 1995. Executive Vice
Director since May 1998.               President of ZLICA and ZD since March
                                       1996. Director of FLA since December
                                       1997. Director of FKLA and ZLICA
                                       since May 1998. Director of ZD from
                                       March 1996 to March 1997. Director of
                                       IBS and IBSIA since 1995. Senior Vice
                                       President of KILICO, FKLA and FLA
                                       from 1993 to 1995. Vice President of
                                       FKLA and FLA from 1988 to 1993.

Frederick L. Blackmon (47)             Senior Vice President and Chief
Senior Vice President and Chief        Financial Officer of FKLA since
Financial Officer since December       December 1995. Senior Vice President
1995.                                  and Chief Financial Officer of FLA
                                       since January 1996. Senior Vice
                                       President and Chief Financial Officer
                                       of ZLICA since March 1996. Senior
                                       Vice President and Chief Financial
                                       Officer of ZD since March 1996.
                                       Director of FLA since May 1998.
                                       Director of ZD from March 1996 to
                                       March 1997. Treasurer and Chief
                                       Financial Officer of Kemper since
                                       January 1996. Chief Financial Officer
                                       of Alexander Hamilton Life Insurance
                                       Company from April 1989 to November
                                       1995.

Russell M. Bostick (42)                Senior Vice President and Chief
Senior Vice President and Chief        Information Officer of FKLA, FLA,
Information Officer since March 1999.  ZLICA and ZD since March 1999. Vice
                                       President and Chief Information
                                       Officer of FKLA, FLA, KILICO, ZLICA
                                       and ZD from April 1998 to March 1999.
                                       Chief Technology Officer of Corporate
                                       Software and Technology from June
                                       1997 to April 1998. Vice President of
                                       CNA Insurance Companies from January
                                       1995 to June 1997. Assistant Vice
                                       President of CNA Insurance Companies
                                       from February 1994 to January 1995.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
James C. Harkensee (41)                Senior Vice President of FKLA and FLA
Senior Vice President since January    since January 1996. Senior Vice
1996.                                  President of ZLICA since 1995. Senior
                                       Vice President of ZD since 1995.
                                       Director of ZD from April 1993 to
                                       March 1997 and since March 1998. Vice
                                       President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to
                                       1994. Assistant Vice President of
                                       ZLICA from 1990 to 1992. Vice
                                       President of ZD from 1994 to 1995.

James E. Hohmann (43)                  Senior Vice President of FKLA since
Senior Vice President since December   December 1995. Chief Actuary of FKLA
1995. Director since May 1998.         and KILICO from December 1995 to
                                       January 1999. Senior Vice President
                                       of FLA since January 1996. Chief
                                       Actuary of FLA from January 1996 to
                                       January 1999. Senior Vice President
                                       of ZLICA and ZD since March 1996.
                                       Chief Actuary of ZLICA and ZD from
                                       March 1996 to January 1999. Director
                                       of FLA since June 1997. Director of
                                       FKLA and ZLICA since May 1998.
                                       Director of ZD from March 1996 to
                                       March 1997. Managing Principal
                                       (Partner) of Tillinghast-Towers
                                       Perrin from January 1991 to December
                                       1995. Consultant/Principal (Partner)
                                       of Tillinghast-Towers Perrin from
                                       November 1986 to January 1991.

Edward K. Loughridge (44)              Senior Vice President and Corporate
Senior Vice President and Corporate    Development Officer of FKLA and FLA
Development Officer since January      since January 1996. Senior Vice
1996.                                  President and Corporate Development
                                       Officer for ZLICA and ZD since March
                                       1996. Senior Vice President of Human
                                       Resources of Zurich-American
                                       Insurance Group from February 1992 to
                                       March 1996.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Debra P. Rezabek (43)                  Senior Vice President of FKLA and FLA
Senior Vice President since 1996.      since March 1996. Corporate Secretary
General Counsel since 1992. Corporate  of FKLA and FLA since January 1996.
Secretary since January 1996.          Director of FLA since May 1998. Vice
                                       President of KILICO, FKLA and FLA
                                       since 1995. General Counsel and
                                       Director of Government Affairs of
                                       FKLA and FLA since 1992 and of KILICO
                                       since 1993. Senior Vice President,
                                       General Counsel and Corporate
                                       Secretary of ZLICA since March 1996.
                                       Senior Vice President, General
                                       Counsel and Corporate Secretary of ZD
                                       since March 1996. Director of ZD from
                                       March 1996 to March 1997. Secretary
                                       of IBS and IBSIA since 1993. Director
                                       of IBS and IBSIA from 1993 to 1996.
                                       Assistant General Counsel of FKLA and
                                       FLA from 1988 to 1992. General
                                       Counsel and Assistant Secretary of
                                       KILICO, FKLA and FLA from 1992 to
                                       1996. Assistant Secretary of Kemper
                                       since January 1996.

Edward L. Robbins (59)                 Senior Vice President and Chief
Senior Vice President and Chief        Actuary of FKLA, FLA, ZLICA and ZD
Actuary since March 1999.              since March 1999. Principal of KPMG
                                       Peat Marwick LLP from May 1984 to
                                       January 1999.

Kenneth M. Sapp (54)                   Senior Vice President of FKLA, FLA
Senior Vice President since January    and ZLICA since January 1998.
1998.                                  Director of IBS since May 1998.
                                       Director of IBSIA since September
                                       1998. Vice President--Aetna Life
                                       Brokerage of Aetna Life & Annuity
                                       Company from February 1992 to January
                                       1998.

George Vlaisavljevich (56)             Senior Vice President of FKLA, FLA
Senior Vice President since October    and ZLICA since October 1996. Senior
1996.                                  Vice President of ZD since March
                                       1997. Director of IBS and IBSIA since
                                       October 1996. Executive Vice
                                       President of The Copeland Companies
                                       from April 1983 to September 1996.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
William H. Bolinder (56)               Chairman of the Board of FKLA, FLA
Director since January 1996.           and KILICO from January 1996 to June
                                       1999. Director of FKLA and FLA since
                                       January 1996. Chairman of the Board
                                       of ZLICA and ZD from March 1995 to
                                       June 1999. Director of ZLICA and ZD
                                       since March 1995. Chairman of the
                                       Board and Director of Kemper since
                                       January 1996. Director of SKI since
                                       January 1996. Vice Chairman of SKI
                                       from January 1996 to 1998. Member of
                                       the Group Executive Board of Zurich
                                       Financial Services Group since 1998.
                                       Member of the Corporate Executive
                                       Board of Zurich Insurance Group from
                                       October 1994 to 1998. Chairman of
                                       Zurich American Insurance Company
                                       since 1998. Chairman of the Board of
                                       American Guarantee and Liability
                                       Insurance Company, Zurich American
                                       Insurance Company of Illinois,
                                       American Zurich Insurance Company and
                                       Steadfast Insurance Company since
                                       1995. Chief Executive Officer of
                                       American Guarantee and Liability
                                       Insurance Company, Zurich American
                                       Insurance Company of Illinois and
                                       American Zurich Insurance Company
                                       from 1986 to June 1995. President of
                                       Zurich Holding Company of America
                                       since 1986. Manager of Zurich
                                       Insurance Company, U.S. Branch from
                                       1986 to 1998. Underwriter for Zurich
                                       American Lloyds since 1986.

David A. Bowers (53)                   Director of FKLA and ZLICA since May
Director since May 1997.               1997. Director of FLA since June
                                       1997. Executive Vice President,
                                       Corporate Secretary and General
                                       Counsel of Zurich U.S. since August
                                       1985. Vice President, General Counsel
                                       and Secretary of Kemper since January
                                       1996.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Gunther Gose (54)                      Director of FKLA, FLA and ZLICA since
Director since November 1998.          November 1998. Chief Financial
                                       Officer and Member of the Group
                                       Executive Board of Zurich Financial
                                       Services since October 1998. Member
                                       of the Corporate Executive Board of
                                       Zurich Insurance Group from April
                                       1990 to October 1998.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                                           LONG TERM
                                                                                                         COMPENSATION
                                                                      ANNUAL COMPENSATION                   AWARDS
                                                           -----------------------------------------------------------
                                                                                                         LONG TERM
                                                                                           OTHER         INCENTIVE
                                                                                          ANNUAL            PLAN
                    NAME AND                                                             COMPENSATION     PAYOUTS
               PRINCIPAL POSITION                  YEAR    SALARY ($)    BONUS ($)(2)     ($)(3)           ($)(2)
----------------------------------------------------------------------------------------------------------------------
John B. Scott...................................   1998     $171,000       $137,670        $    --         $219,375
Chief Executive Officer(1)                         1997      171,000        112,100             --          239,400
                                                   1996      212,500         94,000             --          212,500
Eliane C. Frye..................................   1998      107,160         64,860             --           89,300
Executive Vice President(1)                        1997       98,040         47,515             --           91,590
                                                   1996      105,000         41,750             --           69,750
Frederick L. Blackmon...........................   1998       94,160         63,800             --           78,540
Senior Vice President and Chief Financial          1997       96,300         54,225             --          112,500
  Officer(1)                                       1996      100,583         47,000         27,924           71,250
George Vlaisavljevich...........................   1998      260,000        146,000             --          216,600
Senior Vice President(1)........................   1997      252,500        146,000         39,922          243,000
James E. Hohmann................................   1998       88,400         71,175             --           79,560
Senior Vice President and                          1997       79,333         45,500             --           80,150
  Chief Actuary(1)                                 1996      113,333             --             --               --

                                                           -----------------------------
                                                  ALL OTHER
                    NAME AND                      COMPENSATION
               PRINCIPAL POSITION                 ($)(4)(5)(6)
-----------------------------------------------------------------------------------------------------------------
John B. Scott...................................    $ 42,465
Chief Executive Officer(1)                            34,148
                                                     142,498
Eliane C. Frye..................................      23,864
Executive Vice President(1)                           18,886
                                                      58,520
Frederick L. Blackmon...........................      22,077
Senior Vice President and Chief Financial             19,543
  Officer(1)                                          11,226
George Vlaisavljevich...........................      60,899
Senior Vice President(1)........................       9,165
James E. Hohmann................................      21,938
Senior Vice President and                             17,643
  Chief Actuary(1)                                    11,333

---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans.

(3) The amounts disclosed in this column include:

    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.

    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.

    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.

    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 for Mr. Vlaisavljevich in 1997.

(4) The amounts in this column include:

    (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.

    (b) Distributions from the Kemper and FKLA supplemental plans.

(5) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.

    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the Aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).

    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitled the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.

    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1996, were Mr. Scott 12,600 phantom units and Ms. Frye 1,680 phantom units. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.

(6) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements. Please read the Statement of Additional Information in conjunction with this Prospectus.

                              FINANCIAL STATEMENTS

Our included financial statements should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO.

                             CHANGE OF ACCOUNTANTS

On September 12, 1997, KILICO appointed the accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), formerly Coopers & Lybrand, L.L.P., as independent accountants for the year ended December 31, 1997 to replace KPMG LLP effective with such appointment. Our Board of Directors approved the selection of PricewaterhouseCoopers as the new independent accountants. Management had not consulted with PricewaterhouseCoopers on any accounting, auditing or reporting matter, prior to that time.

During the fiscal year ended December 31, 1996, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with PricewaterhouseCoopers on accounting or financial disclosures for the years ended December 31, 1998 or 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder of
Kemper Investors Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial statements of the Company for the period from January 4, 1996 to December 31, 1996 were audited by other independent accountants whose report, dated March 21, 1997, expressed an unqualified opinion on those statements.

                                                PricewaterhouseCoopers LLP
Chicago, Illinois
March 12, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 as listed in the accompanying index. These financial statement schedules are incorporated by reference to a previously filed Form 10-K. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the results of operations and the cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned supplementary financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

                                                         KPMG LLP

Chicago, Illinois
March 21, 1997

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                 DECEMBER 31   DECEMBER 31
                                                    1998          1997
                                                 -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair
  value (amortized cost: December 31, 1998,
  $3,421,535; December 31, 1997, $3,644,075)...  $3,482,820    $ 3,668,643
Trading account securities at fair value
  (amortized cost: December 31, 1998,
  $99,095).....................................     101,781             --
Short-term investments.........................      58,334        236,057
Joint venture mortgage loans...................      65,806         72,663
Third-party mortgage loans.....................      76,520        102,974
Other real estate-related investments..........      22,049         44,409
Policy loans...................................     271,540        282,439
Equity securities..............................      66,854         24,839
Other invested assets..........................      23,645         20,820
                                                 -----------   -----------
         Total investments.....................   4,169,349      4,452,844
Cash...........................................      13,486         23,868
Accrued investment income......................     124,213        117,789
Goodwill.......................................     216,651        229,393
Value of business acquired.....................     118,850        138,482
Deferred insurance acquisition costs...........      91,543         59,459
Deferred income taxes..........................      35,059         39,993
Reinsurance recoverable........................     344,837        382,609
Receivable on sales of securities..............       3,500         20,076
Other assets and receivables...................      23,029          3,187
Assets held in separate accounts...............   7,099,204      5,121,950
                                                 -----------   -----------
         Total assets..........................  $12,239,721   $10,589,650
                                                 ===========   ===========
LIABILITIES
Future policy benefits.........................  $3,906,391    $ 4,239,480
Benefits and funds payable.....................     318,369        150,524
Other accounts payable and liabilities.........      61,898        212,133
Liabilities related to separate accounts.......   7,099,204      5,121,950
                                                 -----------   -----------
         Total liabilities.....................  11,385,862      9,724,087
                                                 -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding
  250,000 shares...............................       2,500          2,500
Additional paid-in capital.....................     804,347        806,538
Accumulated other comprehensive income.........      32,975         12,637
Retained earnings..............................      14,037         43,888
                                                 -----------   -----------
         Total stockholder's equity............     853,859        865,563
                                                 -----------   -----------
         Total liabilities and stockholder's
           equity..............................  $12,239,721   $10,589,650
                                                 ===========   ===========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                              YEAR ENDED DECEMBER 31
                                         --------------------------------
                                           1998        1997        1996
                                           ----        ----        ----
REVENUE
Net investment income.................   $273,512    $296,195    $299,688
Realized investment gains.............     51,868      10,546      13,602
Premium income........................     22,346      22,239       7,822
Separate account fees and charges.....     61,982      85,413      25,309
Other income..........................     10,031      11,087       9,786
                                         --------    --------    --------
          Total revenue...............    419,739     425,480     356,207
                                         --------    --------    --------
BENEFITS AND EXPENSES
Interest credited to policyholders....    176,906     199,782     223,094
Claims incurred and other policyholder
  benefits............................     28,029      28,372      14,255
Taxes, licenses and fees..............     30,292      52,608       2,173
Commissions...........................     39,046      32,602      25,962
Operating expenses....................     44,575      36,837      24,678
Deferral of insurance acquisition
  costs...............................    (46,565)    (38,177)    (27,820)
Amortization of insurance acquisition
  costs...............................     12,082       3,204       2,316
Amortization of value of
  business acquired...................     17,677      24,948      21,530
Amortization of goodwill..............     12,744      15,295      10,195
                                         --------    --------    --------
          Total benefits and
            expenses..................    314,786     355,471     296,383
                                         --------    --------    --------
Income before income tax expense......    104,953      70,009      59,824
Income tax expense....................     39,804      31,292      25,403
                                         --------    --------    --------
          Net income..................   $ 65,149    $ 38,717    $ 34,421
                                         ========    ========    ========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                 YEAR ENDED DECEMBER 31
                                            --------------------------------
                                              1998        1997        1996
                                              ----        ----        ----
NET INCOME...............................   $ 65,149    $ 38,717    $ 34,421
                                            --------    --------    --------
OTHER COMPREHENSIVE INCOME (LOSS), BEFORE
  TAX:
  Unrealized holding gains (losses) on
    investments arising during period:
    Unrealized holdings gains (losses) on
       investments.......................     25,372      60,802     (84,036)
    Adjustment to value of business
       acquired..........................     (9,332)    (28,562)     16,735
    Adjustment to deferred insurance
       acquisition costs.................     (2,862)     (2,680)      1,307
                                            --------    --------    --------
         Total unrealized holding gains
           (losses) on investments
           arising during period.........     13,178      29,560     (65,994)
                                            --------    --------    --------
  Less reclassification adjustments for
    items included in net income:
    Adjustment for (gains) losses
       included in realized investment
       gains.............................      6,794      (9,016)      3,963
    Adjustment for amortization of
       premium on fixed maturities
       included in net investment
       income............................    (17,064)    (17,866)    (26,036)
    Adjustment for (gains) losses
       included in amortization of value
       of business acquired..............     (7,378)     (2,353)     (4,212)
    Adjustment for (gains) losses
       included in amortization of
       insurance acquisition costs.......       (463)       (355)      --
                                            --------    --------    --------
         Total reclassification
           adjustments for items included
           in net income.................    (18,111)    (29,590)    (26,285)
                                            --------    --------    --------
Other comprehensive income (loss), before
  related income tax expense (benefit)...     31,289      59,150     (39,709)
Related income tax expense (benefit).....     10,952        (985)      7,789
                                            --------    --------    --------
         Other comprehensive income
           (loss), net of tax............     20,337      60,135     (47,498)
                                            --------    --------    --------
         Comprehensive income (loss).....   $ 85,486    $ 98,852    $(13,077)
                                            ========    ========    ========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                   DECEMBER 31
                                       ------------------------------------
                                         1998          1997          1996
                                         ----          ----          ----
CAPITAL STOCK, beginning and end of
period..............................   $  2,500      $  2,500      $  2,500
                                       --------      --------      --------

ADDITIONAL PAID-IN CAPITAL,
  beginning of period...............    806,538       761,538       743,104
Capital contributions from parent...      4,261        45,000        18,434
Adjustment to prior period capital
  contribution from parent..........     (6,452)           --            --
                                       --------      --------      --------
          End of period.............    804,347       806,538       761,538
                                       --------      --------      --------

ACCUMULATED OTHER COMPREHENSIVE
  INCOME (LOSS), beginning of
  period............................     12,637       (47,498)        --
Other comprehensive income (loss),
  net of tax........................     20,338        60,135       (47,498)
                                       --------      --------      --------
          End of period.............     32,975        12,637       (47,498)
                                       --------      --------      --------

RETAINED EARNINGS, beginning of
  period............................     43,888        34,421         --
Net income..........................     65,149        38,717        34,421
Dividends to parent.................    (95,000)      (29,250)        --
                                       --------      --------      --------
          End of period.............     14,037        43,888        34,421
                                       --------      --------      --------

          Total stockholder's
            equity..................   $853,859      $865,563      $750,961
                                       ========      ========      ========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                          YEAR ENDED DECEMBER 31
                                                   -------------------------------------
                                                      1998         1997         1996
                                                      ----         ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.....................................  $    65,149   $  38,717   $    34,421
  Reconcilement of net income to net cash
    provided:
    Realized investment gains....................      (51,868)    (10,546)      (13,602)
    Net change in trading account securities.....       (6,727)         --            --
    Interest credited and other charges..........      173,958     198,206       230,298
    Deferred insurance acquisition costs.........      (34,483)    (34,973)      (25,504)
    Amortization of value of business acquired...       17,677      24,948        21,530
    Amortization of goodwill.....................       12,744      15,295        10,195
    Amortization of discount and premium on
      investments................................       17,353      17,866        25,743
    Deferred income taxes........................      (12,469)    (99,370)         (897)
    Net change in current federal income taxes...      (73,162)     97,386       108,806
    Benefits and premium taxes due related to
      separate account bank-owned life
      insurance..................................      123,884     180,546            --
    Other, net...................................      (41,477)     17,168       (22,283)
                                                   -----------   ---------   -----------
        Net cash provided from operating
          activities.............................      190,579     445,243       368,707
                                                   -----------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity............      491,699     229,208       264,383
    Fixed maturities sold prior to maturity......      882,596     633,872       891,995
    Equity securities............................      107,598          --            --
    Mortgage loans, policy loans and other
      invested assets............................      180,316     131,866       168,727
  Cost of investments purchased or loans
    originated:
    Fixed maturities.............................   (1,319,119)   (606,028)   (1,369,091)
    Equity securities............................      (83,303)         --            --
    Mortgage loans, policy loans and other
      invested assets............................      (66,331)    (76,350)     (119,044)
  Short-term investments, net....................      177,723    (164,361)      300,819
  Net change in receivable and payable for
    securities transactions......................         (677)     29,746       (31,667)
  Net change in other assets.....................           --         244           115
                                                   -----------   ---------   -----------
        Net cash provided by investing
          activities.............................      370,502     178,197       106,237
                                                   -----------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.....................................      180,124     145,687       141,159
    Withdrawals..................................     (649,400)   (745,510)     (700,084)
  Capital contributions from parent..............        4,261      45,000        18,434
  Dividends to parent............................      (95,000)    (29,250)           --
  Other..........................................      (11,448)    (18,275)       42,512
                                                   -----------   ---------   -----------
        Net cash used in financing activities....     (571,463)   (602,348)     (497,979)
                                                   -----------   ---------   -----------
            Net increase (decrease) in cash......      (10,382)     21,092       (23,035)
CASH, beginning of period........................       23,868       2,776        25,811
                                                   -----------   ---------   -----------
CASH, end of period..............................  $    13,486   $  23,868   $     2,776
                                                   ===========   =========   ===========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.

Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.

The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1997 and 1996 consolidated financial statements in order for them to conform to the 1998 presentation.

BASIS OF ACCOUNTING

The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 1996, 1997 and 1998, have been prepared in conformity with generally accepted accounting principles.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

GOODWILL

The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1998, the Company believes that no such adjustment is necessary.

The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

VALUE OF BUSINESS ACQUIRED

The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2003 are as follows:

                                                                      PROJECTED
     (IN THOUSANDS)        BEGINNING                  ACCRETION OF     ENDING
 YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST       BALANCE
 ----------------------    ---------   ------------   ------------    ---------
1996 (actual)...........   $190,222      $(31,427)       $9,897       $168,692
1997 (actual)...........    168,692       (34,906)        9,958        143,744
1998 (actual)...........    143,744       (26,807)        9,129        126,066
1999....................    126,066       (24,926)        7,741        108,881
2000....................    108,881       (22,649)        6,619         92,851
2001....................     92,851       (20,736)        5,577         77,692
2002....................     77,692       (17,096)        4,695         65,291
2003....................     65,291       (15,504)        3,948         53,735

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. As of December 31, 1998 and 1997, this adjustment decreased the value of business acquired by $7.2 million and $5.3 million, respectively, and accumulated other comprehensive income by approximately $4.7 million and $3.4 million, respectively.

LIFE INSURANCE REVENUE AND EXPENSES

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DEFERRED INSURANCE ACQUISITION COSTS

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 6.8 percent.

GUARANTY FUND ASSESSMENTS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1998 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include: (1) notes receivable from real estate ventures; (2) investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures, and
(3) real estate owned at December 31, 1997, carried at fair value. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

For the period January 1 through January 4, 1996, the Company's federal income tax return was consolidated with Kemper and Kemper's other wholly-owned life insurance subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The Boards of Directors of Kemper, KILICO and FKLA, adopted a written plan that provided that federal income taxes would be paid to or recovered from Kemper on the basis of each company's taxable income or loss as shown on its respective federal income tax return. In the event of a federal income tax credit which is greater than the amount recoverable from the other life insurance company or from the Internal Revenue Service, the funds available would be apportioned among the life companies entitled to a recovery on the basis of the relationship of each company's tax credit to the total of all of the life insurance companies in a deficit position. For the period January 5 through December 31, 1996, and subsequent years, the Company has filed a separate federal income tax return.

Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $126.0 million, $29.0 million and $28.1 million directly to the United States Treasury Department during 1998, 1997 and 1996 respectively.

(3) INVESTED ASSETS AND RELATED INCOME

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                           ESTIMATED UNREALIZED
                                  CARRYING    AMORTIZED    --------------------
                                   VALUE         COST       GAINS      LOSSES
        (in thousands)            --------    ---------     -----      ------
DECEMBER 31, 1998
U.S. treasury securities and
  obligations of U.S.
  government agencies and
  authorities..................  $    7,951   $    7,879   $    81    $     (9)
Obligations of states and
  political subdivisions,
  special revenue and
  nonguaranteed................      27,039       26,768       362         (91)
Debt securities issued by
  foreign governments..........      69,357       67,239     2,266        (148)
Corporate securities...........   1,908,850    1,866,372    46,664      (4,186)
Mortgage and asset-backed
  securities...................   1,469,623    1,453,277    19,063      (2,717)
                                 ----------   ----------   -------    --------
       Total fixed
         maturities............  $3,482,820   $3,421,535   $68,436    $ (7,151)
                                 ==========   ==========   =======    ========
DECEMBER 31, 1997
U.S. treasury securities and
  obligations of U.S.
  government agencies and
  authorities..................  $    6,258   $    6,298   $     4    $    (44)
Obligations of states and
  political subdivisions,
  special revenue and
  nonguaranteed................      29,330       29,308       160        (138)
Debt securities issued by
  foreign governments..........      92,563       92,722       188        (347)
Corporate securities...........   1,861,655    1,846,588    24,733      (9,666)
Mortgage and asset-backed
  securities...................   1,678,837    1,669,159    10,035        (357)
                                 ----------   ----------   -------    --------
       Total fixed
         maturities............  $3,668,643   $3,644,075   $35,120    $(10,552)
                                 ==========   ==========   =======    ========

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1998, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                 CARRYING     AMORTIZED
                                                  VALUE          COST
               (in thousands)                    --------     ---------
One year or less.............................   $   44,816    $   44,745
Over one year through five years.............      814,646       802,147
Over five years through ten years............      891,767       866,613
Over ten years...............................      261,968       254,753
Securities not due at a single maturity date,
  primarily mortgage and asset-backed
  securities(1)..............................    1,469,623     1,453,277
                                                ----------    ----------
       Total fixed maturities................   $3,482,820    $3,421,535
                                                ==========    ==========

---------------
(1) Weighted average maturity of 4.0 years.

Proceeds from sales of investments in fixed maturities prior to maturity were $882.6 million, $633.9 million and $892.0 million during 1998, 1997 and 1996, respectively. Gross gains of $10.1 million, $3.1 million and $9.9 million and gross losses of $8.0 million, $13.7 million and $16.2 million were realized on sales and write-downs of fixed maturities in 1998, 1997 and 1996, respectively.

At December 31, 1998, the Company had 12 separate asset-backed securities included in fixed maturity investments from trusts formed to collateralize assets underwritten by Green Tree Financial Corporation, which in aggregate amounted to $97.7 million. No other individual investments exceeded ten percent of stockholder's equity at December 31, 1998.

At December 31, 1998, securities carried at approximately $6.4 million were on deposit with governmental agencies as required by law.

Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

The Company's $164.4 million real estate portfolio at December 31, 1998 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1998 and 1997, total impaired real estate-related loans were as follows:

                                               DECEMBER 31     DECEMBER 31
                                                   1998            1997
                (in millions)                  -----------     -----------
Impaired loans without reserves--gross.......     $ 83.9          $39.3
Impaired loans with reserves--gross..........       21.5            2.2
                                                  ------          -----
       Total gross impaired loans............      105.4           41.5
Reserves related to impaired loans...........      (18.5)          (2.1)
                                                  ------          -----
       Net impaired loans....................     $ 86.9          $39.4
                                                  ======          =====

Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $54.6 million and $45.2 million in impaired loans for 1998 and 1997, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

At December 31, 1998 and 1997, loans on nonaccrual status, before reserves and write-downs, amounted to $37.4 million and $47.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
The sources of net investment income were as follows:

                                         1998          1997          1996
          (in thousands)                 ----          ----          ----
Interest and dividends on fixed
maturities.........................    $232,707      $250,170      $250,683
Dividends on equity securities.....       2,143         2,123           646
Income from short-term
  investments......................       5,391         4,128         9,130
Income from mortgage loans.........      14,964        16,283        20,257
Income from policy loans...........      21,096        20,549        20,700
Income from other real
  estate-related investments.......         352         6,631         4,917
Income from other loans and
  investments......................       2,223         2,045         2,480
                                       --------      --------      --------
       Total investment income.....     278,876       301,929       308,813
Investment expense.................      (5,364)       (5,734)       (9,125)
                                       --------      --------      --------
       Net investment income.......    $273,512      $296,195      $299,688
                                       ========      ========      ========

Net realized investment gains (losses) for the years ended December 31, 1998, 1997 and 1996, were as follows:

                                            REALIZED GAINS (LOSSES)
                                     -------------------------------------
                                       1998           1997          1996
         (in thousands)                ----           ----          ----
Real estate-related..............    $ 41,362       $ 19,758       $17,462
Fixed maturities.................       2,158        (10,656)       (6,344)
Trading account securities--gross
  gains on transfer..............       3,254             --            --
Trading account securities--gross
  losses on transfer.............        (417)            --            --
Trading account
  securities--holding losses.....        (151)            --            --
Equity securities................       5,496            914            --
Other............................         166            530         2,484
                                     --------       --------       -------
  Realized investment gains
     before income tax expense...      51,868         10,546        13,602
Income tax expense...............     (18,154)        (3,691)       (4,761)
                                     --------       --------       -------
  Net realized investment
     gains.......................    $ 33,714       $  6,855       $ 8,841
                                     ========       ========       =======

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                 CHANGE IN UNREALIZED GAINS (LOSSES)
                              -----------------------------------------
                              DECEMBER 31    DECEMBER 31    DECEMBER 31
                                  1998           1997          1996
       (in thousands)         -----------    -----------    -----------
Fixed maturities............    $36,717        $ 87,787      $(63,219)
Equity and other
  securities................     (1,074)           (103)        1,256
Adjustment to deferred
  insurance acquisition
  costs.....................     (2,399)         (2,325)        1,307
Adjustment to value of
  business acquired.........     (1,954)        (26,209)       20,947
                                -------        --------      --------
  Unrealized gain (loss)
     before income tax
     expense (benefit)......     31,290          59,150       (39,709)
Income tax expense
  (benefit).................     10,952            (985)        7,789
                                -------        --------      --------
       Net unrealized gain
          (loss) on
          investments.......    $20,338        $ 60,135      $(47,498)
                                =======        ========      ========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1998 and 1997 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

As of December 31, 1998 and 1997, the Company's net equity investment in unconsolidated investees amounted to $1.2 million and $19.3 million, respectively. The Company's share of net income related to such unconsoli-

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) UNCONSOLIDATED INVESTEES (CONTINUED) dated investees amounted to $241 thousand, $835 thousand and $223 thousand in 1998, 1997 and 1996, respectively.

(5) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

Approximately 28.0 percent of the Company's investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

Approximately 15.4 percent and 10.8 percent of the Company's investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities (22.1%).

The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: California (31.5%), Hawaii (16.2%), Washington (9.9%) and Colorado (9.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: hotels (39.9%), land (30.9%) and residential (15.5%).

Undeveloped land represented approximately 30.9 percent of the Company's real estate portfolio at December 31, 1998. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors,

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED) including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

At December 31, 1998, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $64.5 million, or
39.3 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1998, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

At December 31, 1998, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $51.6 million, or
31.4 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1998. At December 31, 1998, MLP-related commitments accounted for approximately $6.1 million of the Company's off-balance-sheet legal commitments.

The remaining significant real estate-related investments amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, the Company has placed these real estate-related investments on nonaccrual status as of December 31, 1996. The Company is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until the Company completely disposes of all of its investments in Hawaii.

At December 31, 1998, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1998.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1998, 1997 and 1996:

                                          1998          1997         1996
            (in thousands)                ----          ----         ----
Current...............................  $ 52,274      $130,662      $26,300
Deferred..............................   (12,470)      (99,370)        (897)
                                        --------      --------      -------
          Total.......................  $ 39,804      $ 31,292      $25,403
                                        ========      ========      =======

Additionally, the deferred income tax expense (benefit) related to items included in other comprehensive income was as follows for the years ended December 31, 1998, 1997 and 1996:

                                             1998       1997       1996
              (in thousands)                 ----       ----       ----
Unrealized gains and losses on
investments...............................  $12,475    $ 9,002    $   --
Value of business acquired................     (684)    (9,173)    7,331
Deferred insurance acquisition costs......     (840)      (814)      457
                                            -------    -------    ------
          Total...........................  $10,952    $  (985)   $7,789
                                            =======    =======    ======

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The actual income tax expense for 1998, 1997 and 1996 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 1998, 1997, and 1996 to income before income tax expense.

                                           1998       1997       1996
             (in thousands)                ----       ----       ----
Computed expected tax expense...........  $36,734    $24,503    $20,938
Difference between "expected" and actual
  tax expense:
  State taxes...........................     (434)     1,801        913
  Amortization of goodwill..............    4,460      5,353      3,568
  Dividend received deduction...........     (540)        --         --
  Foreign tax credit....................     (250)      (278)        --
  Other, net............................     (166)       (87)       (16)
                                          -------    -------    -------
          Total actual tax expense......  $39,804    $31,292    $25,403
                                          =======    =======    =======

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.

The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not, to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                  DECEMBER 31   DECEMBER 31    DECEMBER 31
                                     1998           1997           1996
         (in thousands)           -----------   -----------    -----------
Deferred federal tax assets:
  Deferred insurance acquisition
    costs........................  $ 86,332       $ 75,522       $  4,520
  Unrealized losses on
    investments..................        --             --         16,624
  Life policy reserves...........    27,240         43,337         46,452
  Unearned revenue...............    42,598         37,243             --
  Real estate-related............    13,944         13,400         20,642
  Other investment-related.......     5,770          3,298          5,409
  Other..........................     4,923          4,371          3,639
                                   --------       --------       --------
    Total deferred federal tax
       assets....................   180,807        177,171         97,286
  Valuation allowance............   (15,201)       (15,201)       (31,825)
                                   --------       --------       --------
    Total deferred federal tax
       assets after valuation
       allowance.................   165,606        161,970         65,461
                                   --------       --------       --------
Deferred federal tax liabilities:
  Value of business acquired.....    41,598         48,469         66,373
  Deferred insurance acquisition
    costs........................    32,040         20,811          9,384
  Depreciation and
    amortization.................    19,111         20,201         15,473
  Other investment-related.......    14,337         18,774         28,855
  Unrealized gains on
    investments..................    21,477          9,002             --
  Other..........................     1,984          4,720          5,738
                                   --------       --------       --------
    Total deferred federal tax
       liabilities...............   130,547        121,977        125,823
                                   --------       --------       --------
Net deferred federal tax assets
  (liabilities)..................  $ 35,059       $ 39,993       $(60,362)
                                   ========       ========       ========

The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $1.5 billion and $2.7 billion of new and renewal sales in 1998 and 1997, respectively from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received capital contributions from Kemper of $4.3 million, $45.0 million and $18.4 million during 1998, 1997 and 1996, respectively. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company did not pay any cash dividends to Kemper during 1996.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1998 and 1997, joint venture mortgage loans totaled $65.8 million and $72.7 million, respectively, and during 1998, 1997 and 1996, the Company earned interest income on these joint venture loans of $6.8 million, $7.5 million and $9.5 million, respectively.

All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI") an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1998, 1997 and 1996, expenses allocated to the Company from SKI and KSvC amounted to $43 thousand, $114 thousand and $1.7 million, respectively. The Company also paid to SKI investment management fees of $3.1 million, $3.5 million and $3.6 million during 1998, 1997 and 1996, respectively. In addition, expenses allocated to the Company from FKLA during 1998, 1997 and 1996 amounted to $35.5 million, $30.0 million and $10.5 million, respectively. The Company also paid to Kemper real estate subsidiaries $1.5 million, $2.2 million and $1.8 million in 1998, 1997 and 1996, respectively, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)
generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

As of December 31, 1998 and 1997, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate amounted to $344.8 million and $382.6 million, respectively.

In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles ("GAAP"), of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. As of the date of this transaction, no deferred tax impact was recorded on the difference between the statutory and GAAP reserves. This deferred tax impact of $6.5 million was recorded in 1998 as a reduction to the original capital contribution. Premiums assumed during 1998 under the terms of the treaty amounted to $21.6 million and the face amount which remained outstanding at December 31, 1998 amounted to $11.7 billion.

Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $293 thousand and $139 thousand as of December 31, 1998 and 1997, respectively.

During December 1997, the Company entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to the new BOLI product developed in 1997, which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to ZC Life under the terms of the treaty. During 1997, the Company also ceded $24.3 million of

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)
separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $23.4 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

During 1998, the Company modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998, the Company issued $6.9 billion (face amount) of new BOLI business and ceded $11.1 billion (face amount) to ZC Life under the terms of the modified treaty. During 1998, the Company also ceded $175.5 million of separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $170.9 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1998.

KILICO has a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. To properly match revenue and expenses, the Company has placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. The Company periodically purchases assets into this segmented portfolio to support changes in the FWA.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED) the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $2.0 million and $1.9 million at December 31, 1998 and 1997, respectively.

The discount rate used in determining the allocated postretirement benefit obligation was 7.0 percent and 7.25 percent for 1998 and 1997, respectively. The assumed health care trend rate used was based on projected experience for 1998,
8.0 percent for 1999, gradually declining to 6.4 percent by the year 2003 and gradually declining thereafter.

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1998 and 1997 by $312 thousand and $242 thousand, respectively.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

At December 31, 1998, the Company had future legal loan commitments and stand-by financing agreements totaling $64.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

FIXED MATURITIES AND EQUITY SECURITIES: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

MORTGAGE LOANS AND OTHER REAL ESTATE-RELATED INVESTMENTS: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market.

OTHER LOANS AND INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

LIFE POLICY BENEFITS: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1998 and 1997 to be 4.75 percent and 5.25 percent, respectively, while the assumed average market crediting rate was 5.0 percent and 6.0 percent in 1998 and 1997, respectively.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997 were as follows:

                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                              -----------------------   -----------------------
                               CARRYING       FAIR       CARRYING       FAIR
                                VALUE        VALUE        VALUE        VALUE
      (in thousands)           --------      -----       --------      -----
Financial instruments
recorded as assets:
  Fixed maturities.........   $3,482,820   $3,482,820   $3,668,643   $3,668,643
  Trading account
    securities.............      101,781      101,781           --           --
  Cash and short-term
    investments............       71,820       71,820      259,925      259,925
  Mortgage loans and other
    real estate-related
    assets.................      164,375      164,375      220,046      220,046
  Policy loans.............      271,540      271,540      282,439      282,439
  Equity securities........       66,854       66,854       24,839       24,839
  Other invested assets....       23,645       27,620       20,820       24,404
Financial instruments
  recorded as liabilities:
  Life policy benefits,
    excluding term life
    reserves...............    3,551,050    3,657,510    3,846,023    4,050,852
  Funds withheld account...      170,920      170,920       23,420       23,420

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1999 is $64.9 million. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company paid no cash dividends in 1996.

The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                         1998          1997          1996
          (in thousands)                 ----          ----          ----
Net income.........................    $ 64,871      $ 58,372      $ 37,287
                                       ========      ========      ========
Statutory capital and surplus......    $455,213      $476,924      $411,837
                                       ========      ========      ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)

           QUARTER ENDED             MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
           -------------             --------   -------   ------------   -----------
1998 OPERATING SUMMARY
  Net investment income............  $70,551    $68,467     $ 66,892      $ 67,602
  Realized investment gains........    1,854     15,673        8,951        25,390
  Premium income...................    5,203      5,941        5,278         5,924
  Separate account fees and other
    income.........................   20,418     19,922       17,631        14,042
                                     -------    -------     --------      --------
         Total revenue.............   98,026    110,003       98,752       112,958
                                     -------    -------     --------      --------
  Interest credited and benefits to
    policyholders..................   57,930     57,939       54,251        34,815
  Commissions, taxes, licenses and
    fees...........................   13,885     13,922       12,282        29,251
  Operating expenses...............   10,094     12,157       10,528        11,794
  Net deferral of insurance
    acquisition costs..............   (7,973)   (11,983)      (9,669)       (4,858)
  Amortization of value of business
    acquired.......................    4,427      7,121        6,359          (230)
  Amortization of goodwill.........    3,186      3,186        3,186         3,186
                                     -------    -------     --------      --------
         Total benefits and
           expenses................   81,549     82,342       76,937        73,958
                                     -------    -------     --------      --------
  Income before income tax
    expense........................   16,477     27,661       21,815        39,000
  Income tax expense...............    7,247     11,774        8,828        11,955
                                     -------    -------     --------      --------
         Net income................  $ 9,230    $15,887     $ 12,987      $ 27,045
                                     =======    =======     ========      ========
1997 OPERATING SUMMARY
  Net investment income............  $74,249    $74,050     $ 72,950      $ 74,946
  Realized investment gains
    (losses).......................      889      8,161       (3,032)        4,528
  Premium income...................    5,008      4,121        3,938         9,172
  Separate account fees and other
    income.........................    8,909     12,961       12,215        62,415(1)
                                     -------    -------     --------      --------
         Total revenue.............   89,055     99,293       86,071       151,061
                                     -------    -------     --------      --------
  Interest credited and benefits to
    policyholders..................   57,859     56,643       57,965        55,687
  Commissions, taxes, licenses and
    fees...........................    8,023      9,475        8,389        59,323(1)
  Operating expenses...............    7,175      8,780       10,014        10,868
  Net deferral of insurance
    acquisition costs..............   (7,216)    (6,877)      (7,471)      (13,409)
  Amortization of value of business
    acquired.......................    4,821      6,991        6,743         6,393
  Amortization of goodwill.........    2,547      2,552        2,549         7,647(2)
                                     -------    -------     --------      --------
         Total benefits and
           expenses................   73,209     77,564       78,189       126,509
                                     -------    -------     --------      --------
  Income before income tax
    expense........................   15,846     21,729        7,882        24,552
  Income tax expense...............    5,678      8,723        3,778        13,113
                                     -------    -------     --------      --------
         Net income................  $10,168    $13,006     $  4,104      $ 11,439
                                     =======    =======     ========      ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

---------------

Notes:

(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

(15) OPERATING SEGMENTS AND RELATED INFORMATION

In June 1997, the FASB issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company adopted SFAS No. 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows. In the initial year of adoption, SFAS No. 131 requires comparative information for earlier years to be restated, unless impracticable to do so.

In connection with the acquisition by Zurich, the Company, FKLA, ZLICA, and Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, owned by its policyholders, began to operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBU's to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of generally accepted accounting principles. Zurich Kemper Life's SBU's were formed in 1996, subsequent to the acquisition by Zurich, however, financial information was not produced by SBU until 1997. Therefore, Zurich Kemper Life has not provided segment information for 1996, as it would be impracticable to do so.

Zurich Kemper Life is segregated into the Agency, Financial, Group Retirement and Direct SBU's. The SBU's are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBU's cross legal entity

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and Group Retirement SBU's.

Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 1998 and 1997, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

The principal products and markets of Zurich Kemper Life's SBU's are as follows:

AGENCY: The Agency SBU develops low cost term and universal life insurance, as well as fixed annuities, to market through independent agencies and national marketing organizations.

FINANCIAL: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners.

GROUP RETIREMENT: The Group Retirement SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

DIRECT: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Summarized financial information for ZKL's SBU's are as follows:

As of and for the period ending December 31, 1998:
(in thousands)

                                                    GROUP
                          AGENCY     FINANCIAL    RETIREMENT    DIRECT       TOTAL
   INCOME STATEMENT       ------     ---------    ----------    ------       -----
REVENUE
  Premium income......  $  160,067   $       56   $      --    $  5,583   $   165,706
  Net investment
    income............     141,171      180,721     100,695         271       422,858
  Realized investment
    gains.............      20,335       33,691      15,659          30        69,715
  Fees and other
    income............      80,831       40,421      31,074      23,581       175,907
                        ----------   ----------   ----------   --------   -----------
      Total revenue...     402,404      254,889     147,428      29,465       834,186
                        ----------   ----------   ----------   --------   -----------
BENEFITS AND EXPENSES
  Policyholder
    benefits..........     243,793      117,742      73,844       2,110       437,489
  Intangible asset
    amortization......      58,390       15,669      15,703          --        89,762
  Net deferral of
    insurance
    acquisition
    costs.............     (55,569)      (9,444)    (22,964)    (22,765)     (110,742)
  Commissions and
    taxes, licenses
    and fees..........      29,539       43,919      22,227      11,707       107,392
  Operating
    expenses..........      61,659       24,924      20,279      35,593       142,455
                        ----------   ----------   ----------   --------   -----------
      Total benefits
         and
         expenses.....     337,812      192,810     109,089      26,645       666,356
                        ----------   ----------   ----------   --------   -----------
Income before income
  tax expense.........      64,592       62,079      38,339       2,820       167,830
Income tax expense....      26,774       24,340      14,794       1,001        66,909
                        ----------   ----------   ----------   --------   -----------
      Net income......  $   37,818   $   37,739   $  23,545    $  1,819   $   100,921
                        ==========   ==========   ==========   ========   ===========
BALANCE SHEET
  Total assets........  $3,194,530   $8,232,927   $4,172,828   $ 46,254   $15,646,539
                        ==========   ==========   ==========   ========   ===========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                        REVENUE    NET INCOME     ASSETS
                                        -------    ----------     ------
Total revenue, net income and assets,
respectively, from above:.............  $834,186    $100,921    $15,646,539
                                        --------    --------    -----------
Less:
  Revenue, net income and assets of
     FKLA.............................   336,841      35,953      2,986,381
  Revenue, net loss and assets
     of ZLICA.........................    54,058      (1,066)       416,115
  Revenue, net income and assets
     Zurich Direct....................    23,548         885          4,322
                                        --------    --------    -----------
  Totals per the Company's
     consolidated financial
     statements.......................  $419,739    $ 65,149    $12,239,721
                                        ========    ========    ===========

As of and for the period ending December 31, 1997:
(in thousands)

                                                         GROUP
                               AGENCY     FINANCIAL    RETIREMENT   DIRECT       TOTAL
     INCOME STATEMENT          ------     ---------    ----------   ------       -----
REVENUE
  Premium income...........  $  167,439   $       --   $       --   $ 4,249   $   171,688
  Net investment income....     155,885      212,767       91,664       455       460,771
  Realized investment
    gains..................       2,503        7,744        2,692        50        12,989
  Fees and other income....      78,668       73,823       23,663     8,007       184,161
                             ----------   ----------   ----------   -------   -----------
      Total revenue........     404,495      294,334      118,019    12,761       829,609
                             ----------   ----------   ----------   -------   -----------
BENEFITS AND EXPENSES
  Policyholder benefits....     247,878      153,327       60,061     2,234       463,500
  Intangible asset
    amortization...........      58,534       25,593       15,589        --        99,716
  Net deferral of insurance
    acquisition costs......     (50,328)     (18,222)     (13,033)   (5,242)      (86,825)
  Commissions and taxes,
    licenses and fees......      39,477       66,552       16,668     3,518       126,215
  Operating expenses.......      55,859       20,282       14,320    19,472       109,933
                             ----------   ----------   ----------   -------   -----------
      Total benefits and
        expenses...........     361,420      247,532       93,605    19,982       712,539
                             ----------   ----------   ----------   -------   -----------
Income (loss) before income
  tax expense (benefit)....      53,075       46,802       24,414    (7,221)      117,070
Income tax expense
  (benefit)................      25,554       21,144       10,545    (2,528)       54,715
                             ----------   ----------   ----------   -------   -----------
      Net income (loss)....  $   27,521   $   25,658   $   13,869   $(4,693)  $    62,355
                             ==========   ==========   ==========   =======   ===========
BALANCE SHEET
  Total assets.............  $2,877,854   $7,416,791   $3,759,173   $41,669   $14,095,487
                             ==========   ==========   ==========   =======   ===========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                      REVENUE     NET INCOME      ASSETS
                                      -------     ----------      ------
Total revenue, net income and
assets, respectively, from
above:.............................   $829,609     $62,355      $14,095,487
Less:
  Revenue, net income and assets of
     FKLA..........................    338,854      24,740        3,105,396
  Revenue, net income and assets of
     ZLICA.........................     57,233       2,193          398,786
  Revenue, net loss and assets of
     Zurich Direct.................      8,042      (3,295)           1,655
                                      --------     -------      -----------
       Totals per the Company's
          consolidated financial
          statements...............   $425,480     $38,717      $10,589,650
                                      ========     =======      ===========

APPENDIX A

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:            $40,000

Guarantee Period:               5 Years

Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                      -.0551589*   =    [   (1 + .05)    ]  (4)   -1
                                           ----------
                                           (1 + .065)

The Market Value Adjustment is a reduction of $2,316.67 from the Guarantee Period Value:

                       - 2,316.67 = -.0551589 X 42,000.00

---------------

* Actual calculation utilizes 10 decimal places.

The Market Adjusted Value would be:

                      $39,683.33 = $42,000.00 - $2,316.67

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $2,142.90 = $39,683.33 X .90 X .06

Thus, the amount payable on a full withdrawal would be:

                      $37,540.43 = $39,683.33 - $2,142.90

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,158.34 = -.0551589 X $21,000.00

The Market Adjusted Value would be:

                      $19,841.66 = $21,000.00 - $1,158.34

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $952.39 = ($19,841.46 - .10 X $39,683.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                        $18.889.07 = $19,841.46 -$952.39

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                       +.0390198    =    [   (1 + .05)    ]  (4)   -1
                                            ----------
                                             (1 + .04)

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period
Value:

                       $1,638.83 = $42,000.00 X .0390198

The Market Adjusted Value would be:

                       $43,638.33 = $42,000.00 +$1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,356.47 = $43,638.33 X .90 X .06

Thus, the amount payable on withdrawal would be:

                      $41,281.85 = $43,638.33 - $2,356.47

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $819.42 = $21,000.00 X .0390198

The Market Adjusted Value of $21,000.00 would be:

                       $21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $1,047.34 = ($21,819.42 - .1 X $43,638.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                      $20,772.08 = $21,819.42 - $1,047.34

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND
   SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION
   FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could no be more than $2,250.

3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your contract after we obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

     (a) the excess of (i) your adjusted gross income for the taxable year, over
     (ii) the "applicable dollar amount," bears to

     (b) $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. Rollovers And Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers And Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

Pending legislation may modify these rules retroactively to January 1, 1998.

3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
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  1                                    60
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  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------
  1                                    60
--------------------------------------------------------------------------

  2                                    65
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  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
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* Includes applicable withdrawal charges as described in Item O below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT
   (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.40% per annum. If you elected the Guaranteed Retirement Income Benefit option, an additional charge of .25% of the

Contract Value will be assessed against the Separate Account, Fixed Account and Guarantee Periods on a pro-rata basis.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by KILICO; under 1 year, 7%; over 1 to 2 years, 6%; over 2 to 3 years, 5%; over 3 to 4 years, 5%; over 4 to 5 years, 4%; over 5 to 6 years, 3%; over 6 to 7 years, 2%; over 7 years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      Values*
-----------------------------------------------------------------------------------------
   1     $   937.00      14     $16,798.32      27     $40,421.63      40     $ 75,113.26
   2       1,913.00      15      18,310.91      28      42,642.92      41       78,375.30
   3       2,928.90      16      19,868.88      29      44,930.85      42       81,735.20
   4       3,976.63      17      21,473.59      30      47,287.42      43       85,195.89
   5       5,066.14      18      23,126.44      31      49,714.68      44       88,760.41
   6       6,198.41      19      24,828.87      32      52,214.76      45       92,431.86
   7       7,374.46      20      26,582.37      33      54,789.84      46       96,213.46
   8       8,604.34      21      28,388.49      34      57,442.18      47      100,108.50
   9       9,871.11      22      30,248.78      35      60,174.08      48      104,120.40
  10      11,175.88      23      32,164.88      36      62,987.94      49      108,252.65
  11      12,519.80      24      34,138.47      37      65,886.22      50      112,508.87
  12      13,904.03      25      36,171.26      38      68,871.45
  13      15,329.79      26      38,265.04      39      71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      Values*
-----------------------------------------------------------------------------------------
   1       $  937        14       $1,000        27       $1,000        40       $1,000
   2          946        15        1,000        28        1,000        41        1,000
   3          955        16        1,000        29        1,000        42        1,000
   4          955        17        1,000        30        1,000        43        1,000
   5          964        18        1,000        31        1,000        44        1,000
   6          973        19        1,000        32        1,000        45        1,000
   7          982        20        1,000        33        1,000        46        1,000
   8        1,000        21        1,000        34        1,000        47        1,000
   9        1,000        22        1,000        35        1,000        48        1,000
  10        1,000        23        1,000        36        1,000        49        1,000
  11        1,000        24        1,000        37        1,000        50        1,000
  12        1,000        25        1,000        38        1,000
  13        1,000        26        1,000        39        1,000

* Includes applicable withdrawal charges.

This prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any state, to any person to whom it is not lawful to make such an offer in such state.

This booklet includes the prospectuses for the underlying Portfolios.

KEMPER DESTINATIONS IS DISTRIBUTED BY
INVESTORS BROKERAGE SERVICES, INC.

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